Exhibit 10.5

OFFICE LEASE

THIS OFFICE LEASE is executed this 6th day of May, 2013 by and between DUKE REALTY LIMITED PARTNERSHIP, an Indiana limited partnership doing business in North Carolina as Duke Realty of Indiana Limited Partnership (“Landlord”), and MAXPOINT INTERACTIVE, INC., a Delaware corporation (“Tenant”).

ARTICLE 1 - LEASE OF PREMISES

Section 1.01. Basic Lease Provisions and Definitions.

(a)                                 Leased Premises (shown outlined on Exhibit A attached hereto): Suite 300 of the building to be constructed by Landlord (the “Building”), located at 3020 Carrington Mill Boulevard, Morrisville, North Carolina 27560, within Perimeter Park (the “Park”).

(b)                                 Rentable Area: approximately 42,715 rentable square feet. For information purposes only, Landlord used the Building Owners and Managers Association International (“BOMA”) Standard Method for Measuring Floor Area In Office Buildings (American National Standard ANSI-Z65.1-1996 approved June 7, 1996 by American National Standards Institute, Inc.) in determining the useable area of the Building plus a 16.09% add-on for common areas to determine the Rentable Area of the Leased Premises. Landlord and Tenant hereby acknowledge and agree that the square footage of the Rentable Area as set forth above is not subject to dispute or re-measurement by either party during the Lease Term.

(c)                                  Tenant’s Proportionate Share: 20.69% (based on 42,715 rentable square feet within the Leased Premises divided by the 206,409 rentable square feet within the Building).

(d)                                 Minimum Annual Rent:

Year 1	$897,015.00
Year 2	$919,440.36
Year 3	$942,426.36
Year 4	$965,987.04
Year 5	$990,136.68

(e)                                  Monthly Rental Installments:

Months 1 – 12	$74,751.25
Months 13 – 24	$76,620.03
Months 25 – 36	$78,535.53
Months 37 – 48	$80,498.92
Months 49 – 60	$82,511.39

(f)                                   Base Year: 2014.

(g)                                  Target Commencement Date: June 16, 2014.

(h)                                 Lease Term: Five (5) years; subject to Tenant’s two (2) options to extend the Lease Term for five (5) years each as set forth in Section 17.01 below.

(i)                                     Security Deposit: $149,502.50, which shall be in the form of a Letter of Credit (as defined in Article 4 below), but subject to reduction as set forth in Section 4.02 below.

(j)                                    Broker(s): Duke Realty Services of Indiana, LLC representing Landlord and Avison Young – North Carolina, LLC representing Tenant.

(k)                                 Permitted Use: General office purposes.

(l)                                     Address for notices and payments are as follows:

Landlord:		Duke Realty Limited Partnership
c/o Duke Realty Corporation
	Attn.:	Raleigh Market – Vice President,
Asset Management & Customer Service
3005 Carrington Mill Road, Suite 100
Morrisville, North Carolina 27560

With Payments to:		Duke Realty Limited Partnership
75 Remittance Drive, Suite 3205
Chicago, Illinois 60675-3205

Tenant (prior to occupancy):		MaxPoint Interactive, Inc.
c/o Michele Palma
Attn.: Kip Gordon
101 J. Morris Commons Lane, Suite 125
Morrisville, North Carolina 27560

Tenant (following occupancy):		MaxPoint Interactive, Inc.
c/o Michele Palma
Attn.: Kip Gordon
3020 Carrington Mill Boulevard, Suite 300
Morrisville, North Carolina 27560

(m)                             Guarantor(s): None.

EXHIBITS

Exhibit A:	Leased Premises
Exhibit A-1:	Reduced Premises
Exhibit B:	Tenant Improvements
Exhibit B-1:	Scope of Work
Exhibit C:	Letter of Understanding
Exhibit D:	Rules and Regulations
Exhibit E:	Parking Area
Exhibit F:	Form of Irrevocable Letter of Credit

Section 1.02.  Lease of Premises. Landlord hereby leases to Tenant and Tenant hereby leases from Landlord the Leased Premises, under the terms and conditions herein, together with a non-exclusive right, in common with others, to use the following (collectively, the “Common Areas”): the areas of the Building and the underlying land and improvements thereto that are designed for use in common by all tenants of the Building and their respective employees, agents, customers, invitees and others.

ARTICLE 2 - TERM AND POSSESSION

Section 2.01. Term. The Lease Term shall commence as of the date (the “Commencement Date”) that Substantial Completion (as defined in Exhibit B hereto) of the Tenant Improvements (as defined in Section 2.02 below) occurs.

Section 2.02. Construction of Tenant Improvements. Landlord shall construct and install all leasehold improvements to the Leased Premises (collectively, the “Tenant Improvements”) in accordance with Exhibit B attached hereto and made a part hereof.

Section 2.03. Surrender of the Leased Premises. Upon the expiration or earlier termination of this Lease, Tenant shall, at its sole cost and expense, immediately (a) surrender the Leased Premises to Landlord in broom-clean condition and in good order, condition and repair as received (normal wear and tear and loss due to casualty or condemnation excepted), (b) remove from the Leased Premises or where located (i) Tenant’s Property (as defined in Section 8.01 below), and (ii) any alterations required to be removed pursuant to Section 7.03 below, and (c) repair any damage caused by any such removal and restore the Leased Premises to the condition existing upon the Commencement Date, reasonable wear and tear and loss due to casualty or condemnation excepted. All of Tenant’s Property that is not removed within ten (10) business days following Landlord’s written demand therefor shall be conclusively deemed to have been abandoned and Landlord shall be entitled to dispose of such property at Tenant’s cost without incurring any liability to Tenant. This Section 2.03 shall survive the expiration or any earlier termination of this Lease.

Section 2.04. Holding Over. If Tenant retains possession of the Leased Premises after the expiration or earlier termination of this Lease, Tenant shall be a tenant at sufferance at one hundred fifty percent (150%) of the Monthly Rental Installments and one hundred percent (100%) of the Annual Rental Adjustment (as hereinafter defined) for the Leased Premises in effect upon the date of such expiration or earlier termination, and otherwise upon the terms, covenants and conditions herein specified, so far as applicable. Acceptance by Landlord of rent after such expiration or earlier termination shall not result in a renewal of this Lease, nor shall such acceptance create a month-to-month tenancy. In the event a month-to-month tenancy is created by operation of law, either party shall have the right to terminate such month-to-month tenancy upon thirty (30) days’ prior written notice to the other, whether or not said notice is given on the rent paying date. This Section 2.04 shall in no way constitute a consent by Landlord to any holding over by Tenant upon the expiration or earlier termination of this Lease, nor limit Landlord’s remedies in such event.

ARTICLE 3 - RENT

Section 3.01. Base Rent. Tenant shall pay to Landlord the Minimum Annual Rent in the Monthly Rental Installments in advance, without demand, deduction or offset, on the Commencement Date and on or before the first day of each and every calendar month thereafter during the Lease Term. The Monthly Rental Installments for partial calendar months shall be prorated. Tenant shall be responsible for delivering the Monthly Rental Installments to the payment address set forth in Section 1.01(1) above in accordance with this Section 3.01.

Section 3.02. Annual Rental Adjustment Definitions.

(a)                                 “Annual Rental Adjustment” shall mean the amount of Tenant’s Proportionate Share of Operating Expenses for a particular calendar year.

(b)                                 “Operating Expenses” shall mean the amount of all of Landlord’s costs and expenses paid or incurred in operating, repairing, replacing and maintaining the Building and the Common Areas in good condition and repair for a particular calendar year (including all additional and variable costs and expenses that Landlord reasonably determines that it would have paid or incurred during such year if the Building had been fully occupied (the foregoing clause shall be applied so that Landlord shall not recover more than one hundred percent (100%) of the Operating Expenses for any year); furthermore, if the Building’s occupancy is deemed substantially full in any calendar year, all costs and expenses paid or incurred during that year will be recoverable from the tenants of the Building), including by way of illustration and not limitation, the following: all Real Estate Taxes (as hereinafter defined), insurance premiums and deductibles; water, sewer, electrical and other utility charges other than the separately billed electrical and other charges paid by Tenant as provided in this Lease (or other tenants in the Building); service and other charges incurred in the repair, replacement, operation and maintenance of the elevators and the HVAC system; costs associated with providing fitness facilities, if any; cleaning and other janitorial services; tools and supplies; repair costs; landscape maintenance costs; security patrols; license, permit and inspection fees; management fees (which shall not exceed four percent (4%) of the gross rental receipts for the Building); administrative fees (which shall not exceed four percent (4%) of the gross rental receipts for the Building); supplies, costs, wages and related employee benefits payable for the management, maintenance and operation of the Building; maintenance, repair and replacement of the driveways, parking and sidewalk areas (including snow and ice removal), landscaped areas, and lighting; and maintenance and repair costs, dues, fees and assessments incurred under any covenants or charged by any owners association. The cost of any Operating Expenses that are capital in nature shall be amortized over the useful life of the improvement (as reasonably determined by Landlord in accordance with generally accepted accounting principles), and only the amortized portion shall be included in Operating Expenses. Notwithstanding the foregoing, Operating Expenses shall not include the following:

(i)                                     rent paid to any ground lessor;

(ii)                                  the cost of constructing tenant improvements for any other tenant of the Building;

(iii)                               the cost of special services, goods or materials provided to any other tenant of the Building;

(iv)                              repairs covered by proceeds of insurance or from funds provided by Tenant or any other tenant of the Building (or where any other tenant of the Building is obligated to make such repairs or pay the cost of same);

(v)                                 legal fees, marketing costs, advertising costs, brokerage fees or other related expenses incurred by Landlord in connection with the leasing of space to individual tenants of the Building;

(vi)                              costs of wages, salaries, or other compensation paid to any executive employees of Landlord above the grade of “Vice President, Asset Management and Customer Service” or paid to employees of Landlord who are not employed full time, on site at the Building; provided, however, if an employee of Landlord works on several buildings within the area, including the Building, the costs and expenses incurred in connection with such employee shall be allocated among such buildings by Landlord in accordance with reasonable and consistent criteria;

(vii)                           Landlord’s general overhead expenses not related to the Building;

(viii)                        legal fees, accountants’ fees, and other expenses incurred in connection with disputes of tenants or other occupants of the Building or associated with the enforcement of the terms of any leases with tenants or the defense of Landlord’s title to or interest in the Building or any part thereof;

(ix)                              costs incurred due to a violation by Landlord or any other tenant of the Building of the terms and conditions of a lease;

(x)                                 costs of any service provided to Tenant or other occupants of the Building for which Landlord is entitled to reimbursement other than costs reimbursed by Operating Expenses;

(xi)                              costs and amortization of capital improvements to the Building, except to the extent that such improvements are intended to and actually reduce the Operating Expenses of the Building, in which case all costs will be amortized as set forth in this subsection (b); and

(xii)                           costs of financing of the Building or underlying land, including interest on any mortgages on the Building, refinancing costs (including additional interest costs and legal fees) all incurred after the Base Year.

(c)                                  “Tenant’s Proportionate Share of Operating Expenses” shall mean an amount equal to the product of Tenant’s Proportionate Share times the Operating Expenses. Notwithstanding anything to the contrary set forth in this Lease, Tenant’s Proportionate Share of Operating Expenses for the period commencing on the Commencement Date through and including the Expiration Date shall be $0.00.

(d)                                 “Real Estate Taxes” shall mean any form of real estate tax or assessment or service payments in lieu thereof, and any license fee, commercial rental tax, improvement bond or other similar charge or tax (other than inheritance, transfer, personal income or estate taxes) imposed upon the Building or Common Areas, or against Landlord’s business of leasing the Building, by any authority having the power to so charge or tax, together with costs and expenses of contesting the validity or amount of the Real Estate Taxes. The following shall be excluded from Real Estate Taxes: (i) all excess profits taxes, franchise taxes, gift taxes, capital stock taxes, inheritance and succession taxes, estate taxes, federal, state and local income taxes, and other taxes applied or measured by Landlord’s general or net income (as opposed to rents, receipts or income attributable to operations at the Building); (ii) imposed on land and improvements other than the Building and its underlying land; (iii) any penalty fee imposed as a result of Landlord’s failure to pay Real Estate Taxes when due; and (iv) any taxes paid by Tenant.

Section 3.03. Payment of Additional Rent.

(a)                                 Any amount required to be paid by Tenant hereunder (in addition to Minimum Annual Rent) and any charges or expenses incurred by Landlord on behalf of Tenant under the terms of this Lease shall be considered “Additional Rent” payable in the same manner and upon the same terms and conditions as the Minimum Annual Rent reserved hereunder, except as set forth herein to the contrary. Any failure on the part of Tenant to pay such Additional Rent when and as the same shall become due shall entitle Landlord to the remedies available to it for non-payment of Minimum Annual Rent.

(b)                                 In addition to the Minimum Annual Rent specified in this Lease, commencing as of the Commencement Date, Tenant shall pay to Landlord as Additional Rent for the Leased Premises, in each calendar year or partial calendar year during the Lease Term, an amount equal to the Annual Rental Adjustment for such calendar year. Landlord shall reasonably estimate the Annual Rental Adjustment annually, and written notice thereof shall be given to Tenant prior to the beginning of each calendar year.

Tenant shall pay to Landlord each month, at the same time the Monthly Rental Installment is due, an amount equal to one-twelfth (1/12) of the estimated Annual Rental Adjustment. Tenant shall be responsible for delivering the Additional Rent to the payment address set forth in Section 1.01(1) above in accordance with this Section 3.03. If Operating Expenses increase during a calendar year, Landlord may reasonably increase the estimated Annual Rental Adjustment during such year by giving Tenant written notice to that effect, and thereafter Tenant shall pay to Landlord, in each of the remaining months of such year, an amount equal to the amount of such increase in the estimated Annual Rental Adjustment divided by the number of months remaining in such year. Within a reasonable time after the end of each calendar year, Landlord shall prepare and deliver to Tenant a statement showing the actual Annual Rental Adjustment. Within thirty (30) days after receipt of the aforementioned statement, Tenant shall pay to Landlord, or Landlord shall credit against the next rent payment or payments due from Tenant, as the case may be, the difference between the actual Annual Rental Adjustment for the preceding calendar year and the estimated amount paid by Tenant during such year; provided, however, if no further rent payments are due from Tenant, Landlord shall refund such amount to Tenant. This Section 3.03 shall survive the expiration or any earlier termination of this Lease.

Section 3.04. Late Charges. Tenant acknowledges that Landlord shall incur certain additional unanticipated administrative and legal costs and expenses if Tenant fails to pay timely any payment required hereunder. Therefore, in addition to the other remedies available to Landlord hereunder, if any payment required to be paid by Tenant to Landlord hereunder shall become overdue by more than five (5) days, such unpaid amount shall bear interest from the due date thereof to the date of payment at the prime rate of interest, as reported in the Wall Street Journal (the “Prime Rate”) plus six percent (6%) per annum; provided, however, such interest rate shall not be less than twelve percent (12%) per annum.

Section 3.05. Maximum Increase in Operating Expenses. Notwithstanding anything in this Lease to the contrary, Tenant will be responsible for Tenant’s Proportionate Share of Real Estate Taxes, insurance premiums, utilities, janitorial services, snow removal, landscaping, management fees (but subject to the cap set forth in Section 3.02(b) above), and charges assessed against the Building pursuant to any covenants or owner’s association (“Uncontrollable Expenses”), without regard to the level of increase in any or all of the above in any year or other period of time. Tenant’s obligation to pay Tenant’s Proportionate Share of Operating Expenses that are not Uncontrollable Expenses (herein “Controllable Expenses”) shall be limited to a seven percent (7%) per annum increase over the amount the Controllable Expenses per rentable square foot for the immediately preceding calendar year would have been had the Controllable Expenses per rentable square foot increased at the rate of seven percent (7%) in all previous calendar years beginning with the actual Controllable Expenses per rentable square foot for the calendar year ending December 31, 2015.

Section 3.06.                          Inspection and Audit Rights.

(a)                                 Tenant shall have the right to inspect, at reasonable times and in a reasonable manner, during the one hundred twenty (120) day period following the delivery of Landlord’s statement of the actual amount of the Annual Rental Adjustment (the “Inspection Period”), such of Landlord’s books of account and records as pertain to and contain information concerning the Annual Rental Adjustment for the prior calendar year in order to verify the amounts thereof. Such inspection shall take place at Landlord’s office upon at least ten (10) days prior written notice from Tenant to Landlord. Only Tenant or a certified public accountant that is not being compensated for its services on a contingency fee basis shall conduct such inspection. Tenant shall also agree to follow Landlord’s reasonable procedures for auditing such books and records. Landlord and Tenant shall act reasonably in assessing the other party’s calculation of the Annual Rental Adjustment. Tenant shall provide Landlord with a copy of its findings within sixty (60) days after completion of the audit. Tenant’s failure to exercise its rights hereunder within the Inspection Period shall be deemed a waiver of its right to inspect or contest the method, accuracy or amount of such Annual Rental Adjustment.

(b)                                 If Landlord and Tenant agree that Landlord’s calculation of the Annual Rental Adjustment for the inspected calendar year was incorrect, the parties shall enter into a written agreement confirming such undisputed error and then Landlord shall make a correcting payment in full to Tenant within thirty (30) days after the determination of the amount of such error or credit such amount against future Additional Rent if Tenant overpaid such amount, and Tenant shall pay Landlord within thirty (30) days after the determination of such error if Tenant underpaid such amount. In the event of any errors on the part of Landlord that cost Tenant in excess of five percent (5%) of Tenant’s actual Operating Expense liability for any calendar year, Landlord will also reimburse Tenant for the costs of an audit reasonably incurred by Tenant in an amount not to exceed $4,500 within the above thirty (30) day period. If Tenant provides Landlord with written notice disputing the correctness of Landlord’s statement, and if such dispute shall have not been settled by agreement within thirty (30) days after Tenant provides Landlord with such written notice, Tenant may submit the dispute to a reputable firm of independent certified public accountants selected by Tenant and approved by Landlord, and the decision of such accountants shall be conclusive and binding upon the parties. If such accountant decides that there was an error, Landlord will make correcting payment if Tenant overpaid such amount, and Tenant shall pay Landlord if Tenant underpaid such amount. The fees and expenses involved in such decision shall be borne by the party required to pay for the audit.

(c)                                  All of the information obtained through Tenant’s inspection with respect to financial matters (including, without limitation, costs, expenses and income) and any other matters pertaining to Landlord, the Leased Premises, the Building and/or the Park as well as any compromise, settlement or adjustment reached between Landlord and Tenant relative to the results of the inspection shall be held in strict confidence by Tenant and its officers, agents, and employees; and Tenant shall cause its independent professionals to be similarly bound. The obligations within the preceding sentence shall survive the expiration or earlier termination of this Lease.

ARTICLE 4 - SECURITY DEPOSIT

Section 4.01. Security Deposit. Upon Tenant’s execution of this Lease, Tenant will deliver to Landlord an Irrevocable Letter of Credit (the “Letter of Credit”) in the amount of the Security Deposit, in substantially the form attached hereto as Exhibit F and made a part hereof from a financial institution acceptable to Landlord. Tenant shall cause the Letter of Credit to be maintained in full force and effect throughout the Lease Term and during the sixty (60) day period after the later of (a) the expiration of the Lease Term or (b) the date that Tenant delivers possession of the Leased Premises to Landlord, as security for the performance by Tenant of all of Tenant’s obligations contained in this Lease. In the event that, during the Lease Term, Tenant fails to deliver to Landlord a renewal or replacement to the Letter of Credit by a date no later than forty-five (45) days prior to its expiration date, Landlord shall have the right to demand and receive payment in full under the letter of credit and to hold the cash proceeds as the Security Deposit under this Lease. In the event of a Default by Tenant, Landlord may apply all or any part of the Security Deposit to cure all or any part of such Default; provided, however, that any such application by Landlord shall not be or be deemed to be an election of remedies by Landlord or considered or deemed to be liquidated damages. Tenant agrees promptly, upon demand, to deposit such additional sum with Landlord as may be required to maintain the full amount of the Security Deposit. All sums held by Landlord pursuant to this Article 4 shall be without interest and may be commingled by Landlord. Within forty-five (45) days after the end of the Lease Term, provided that there is then no uncured Default or any repairs required to be made by Tenant pursuant to Section 2.03 above or Section 7.03 below, Landlord shall return the Security Deposit to Tenant. Landlord’s obligation to return the

Security Deposit shall survive termination of the Lease.

Section 4.02. Reduction of Security Deposit. The Security Deposit shall be reduced to Seventy-Four Thousand Seven Hundred Fifty-One and 25/100 Dollars ($74,751.25) at the end of the twenty-fourth (24th) month of the Lease Term, provided that (a) no Default has occurred and is then continuing, and (b) the Letter of Credit is then in full force and effect (i.e. it has not been converted to cash). Following such reduction in the Security Deposit, and provided the conditions set forth in clauses (a) and (b) are satisfied, Landlord shall (at no cost to Landlord) (i) accept from the issuer of the Letter of Credit an amendment to the Letter of Credit reducing the Letter of Credit by $74,751.25, but which does not otherwise amend or modify the same, and (ii) execute and deliver to the issuer of the Letter of Credit such instruments as may be reasonably required by such issuer to effectuate such reduction.

ARTICLE 5 - OCCUPANCY AND USE

Section 5.01. Use. Tenant shall use the Leased Premises for the Permitted Use and for no other purpose without the prior written consent of Landlord.

Section 5.02. Covenants of Tenant Regarding Use.

(a)                                 Tenant shall (i) use and maintain the Leased Premises and conduct its business thereon in a safe, careful, reputable and lawful manner, (ii) comply with all covenants that encumber the Building and all laws, rules, regulations, orders, ordinances, directions and requirements of any governmental authority or agency, now in force or which may hereafter be in force, including, without limitation, those which shall impose upon Landlord or Tenant any duty with respect to or triggered by a change in the use or occupation of, or any improvement or alteration to, the Leased Premises, and (iii) comply with and obey all reasonable directions, rules and regulations of Landlord, including the Building Rules and Regulations attached hereto as Exhibit D and made a part hereof, as may be modified from time to time by Landlord on reasonable written notice to Tenant.

(b)                                 Tenant shall not do or permit anything to be done in or about the Leased Premises that will in any way cause a nuisance, obstruct or interfere with the rights of other tenants or occupants of the Building or injure or annoy them. Landlord shall not be responsible to Tenant for the non-performance by any other tenant or occupant of the Building of any of Landlord’s directions, rules and regulations, but agrees that any enforcement thereof shall be done uniformly. Tenant shall not use the Leased Premises, nor allow the Leased Premises to be used, for any purpose or in any manner that would (i) invalidate any policy of insurance now or hereafter carried by Landlord on the Building, or (ii) increase the rate of premiums payable on any such insurance policy unless Tenant reimburses Landlord for any increase in premium charged; provided, however, that if an action of the Tenant increases the rate of premiums payable on an insurance policy held by the Landlord, Landlord shall give Tenant written notice of such increase and Tenant shall have thirty (30) days to remedy the behavior that lead to the increase.

Section 5.03. Landlord’s Rights Regarding Use. Without limiting any of Landlord’s rights specified elsewhere in this Lease and provided such actions do not materially adversely interfere with Tenant’s use or enjoyment of the Leased Premises for the Permitted Use or Tenant’s ability to conduct business within the Leased Premises therein, (a) Landlord shall have the right at any time, without notice to Tenant, to control, change or otherwise alter the Common Areas in such manner as it deems necessary or proper, and (b) Landlord, its agents, employees and contractors and any mortgagee of the Building shall have the right to enter any part of the Leased Premises at reasonable times upon reasonable notice (except in the event of an emergency where no notice shall be required) for the purposes of (i) examining or inspecting the same (including, without limitation, testing to confirm Tenant’s compliance with this

Lease), (ii) showing the same to prospective purchasers or mortgagees, (iii) during the last two hundred seventy (270) days of the Lease Term and any time Tenant is in Default hereunder, showing the same to prospective tenants, and (iv) making such repairs, alterations or improvements to the Leased Premises or the Building as Landlord may deem necessary or desirable. Landlord shall incur no liability to Tenant for such entry, nor shall such entry constitute an eviction of Tenant or a termination of this Lease, or entitle Tenant to any abatement of rent therefor.

ARTICLE 6 - UTILITIES AND OTHER BUILDING SERVICES

Section 6.01. Services to be Provided. Landlord shall furnish to Tenant, except as noted below, the following utilities and other services to the extent reasonably necessary for Tenant’s use of the Leased Premises for the Permitted Use, or as may be required by law or directed by governmental authority:

(a)                                     HVAC between the hours of 8:00 a.m. and 6:00 p.m. Monday through Friday and 9:00 a.m. to 1:00 p.m. on Saturday of each week except on legal holidays;

(b)                                     Electrical current not to exceed four (4) watts per square foot;

(c)                                      Water in the Common Areas for lavatory and drinking purposes;

(d)                                     Automatic elevator service and elevator maintenance;

(e)                                      Cleaning and janitorial service in the Leased Premises and Common Areas on Monday through Friday of each week except legal holidays; provided, however, Tenant shall be responsible for carpet cleaning other than routine vacuuming;

(f)                                       Washing of windows at intervals reasonably established by Landlord;

(g)                                      Replacement of all lamps, bulbs, starters and ballasts in Building standard lighting as required from time to time as a result of normal usage; and

(h)                                     Maintenance of the Common Areas, including the removal of rubbish, ice and snow.

Section 6.02. Additional Services.

(a)                                     If Tenant requests utilities or building services in addition to those identified above, or if Tenant uses any of the above utilities or services in frequency, scope, quality or quantity substantially greater than that which Landlord determines is normally required by other tenants in the Building (as set forth in Section 6.01 above), then Landlord shall use reasonable efforts to attempt to furnish Tenant with such additional utilities or services. In the event Landlord is able to and does furnish such additional utilities or services, the costs thereof (which shall be deemed to mean the cost that Tenant would have incurred had Tenant contracted directly with the utility company or service provider) shall be borne by Tenant, who shall reimburse Landlord monthly for the same as Additional Rent. Landlord shall also have the right to submeter or separately meter the Leased Premises at Tenant’s sole cost, and Tenant shall pay such utilities based on the submeter or separate meter.

(b)                                     If any lights, density of staff, machines or equipment used by Tenant in the Leased Premises materially affect the temperature otherwise maintained by the Building’s air-conditioning system or generate substantially more heat in the Leased Premises than that which would reasonably be generated by other tenants in the Building or by tenants in comparable office buildings, and Tenant fails to remedy such situation within ten (10) days following written notice from Landlord, then Landlord shall have the right to install any machinery or equipment that Landlord considers reasonably necessary in order to restore the temperature balance between the Leased Premises and the rest of the Building, including, without limitation, equipment that modifies the Building’s air-conditioning system. All costs expended by Landlord to install any such machinery and equipment and any additional costs of operation and maintenance in connection therewith shall be borne by Tenant, who shall reimburse Landlord for the same as provided in this Section 6.02.

Section 6.03.  Interruption of Services. Tenant acknowledges and agrees that any one or more of the utilities or other services identified in Sections 6.01 or 6.02 or otherwise hereunder may be interrupted by reason of accident, emergency or other causes beyond Landlord’s control, or may be discontinued or diminished temporarily by Landlord or other persons until certain repairs, alterations or improvements can be made. Landlord shall not be liable in damages or otherwise for any failure or interruption of any utility or service and no such failure or interruption shall entitle Tenant to terminate this Lease or withhold sums due hereunder. Notwithstanding the foregoing, in the event that (a) an interruption of utility service to the Leased Premises is due to Landlord’s negligence or intentional wrongful acts, (b) the restoration of such utility service is entirely within Landlord’s control, and (c) such interruption renders all or a portion of the Leased Premises untenantable (meaning that Tenant is unable to use, and does not use, such space in the normal course of its business for the Permitted Use) for more than three (3) consecutive days, then Tenant shall notify Landlord in writing that Tenant intends to abate rent. If service has not been restored within three (3) consecutive days of Landlord’s receipt of Tenant’s notice, then Minimum Annual Rent shall abate proportionately with respect to the portion of the Leased Premises rendered untenantable on a per diem basis for each day after such three (3) day period during which such portion of the Leased Premises remains untenantable. Such abatement shall be Tenant’s sole remedy for Landlord’s failure to restore service as set forth above, and Tenant shall not be entitled to damages (consequential or otherwise) as a result thereof.

ARTICLE 7 - REPAIRS, MAINTENANCE AND ALTERATIONS

Section 7.01.  Repair and Maintenance of Building. Landlord shall make all necessary repairs and replacements to the roof (including membrane), exterior walls, exterior doors, windows, corridors and other Common Areas, and Landlord shall keep the Building in a clean and neat condition and use reasonable efforts to keep all equipment used in common with other tenants in good condition and repair. The cost of such repairs, replacements and maintenance shall be included in Operating Expenses to the extent provided in Section 3.02; provided however, to the extent any such repairs, replacements or maintenance are required because of the negligence, misuse or default of Tenant, its employees, agents, contractors, customers or invitees, Landlord shall make such repairs at Tenant’s sole expense. Landlord represents and warrants that to its actual knowledge and belief the Building and the Leased Premises, including the plumbing, electrical systems and HVAC, are in good order and repair and that to its actual knowledge and belief the Leased Premises is in compliance with all applicable laws, statutes, regulations and ordinances.

Section 7.02.  Repair and Maintenance of Leased Premises. Landlord shall keep and maintain the Leased Premises in good condition and repair. The cost of such repairs and maintenance to the Leased Premises shall be included in Operating Expenses; provided however, to the extent any repairs or maintenance are required in the Leased Premises because of the negligence, misuse or default of Tenant, its employees, agents, contractors, customers or invitees or are made at the specific request of Tenant, Landlord shall make such repairs or perform such maintenance at Tenant’s sole expense. Notwithstanding the above, Tenant shall be solely responsible for any repair or replacement with respect to Tenant’s Property (as defined in Section 8.01 below) located in the Leased Premises, the Building or the Common

Areas. Nothing in this Article 7 shall obligate Landlord or Tenant to repair normal wear and tear or loss due to casualty or condemnation to any paint, wall covering or carpet in the Leased Premises.

Section 7.03. Alterations. With the exception of the Tenant Improvements, Tenant shall not permit alterations in or to the Leased Premises unless and until Landlord has approved the plans therefor in writing; provided, however, that Tenant shall have the right to make alterations to the Leased Premises, without obtaining Landlord’s prior written consent provided that (a) such alterations do not exceed Twenty Thousand and No/100 Dollars ($20,000.00) in cost in any one instance and Two Hundred Thousand and No/100 Dollars ($200,000.00) in cost in the aggregate during the Lease Term; (b) such alterations are non-structural and non-mechanical in nature; (c) such alterations do not require a permit; (d) Tenant provides Landlord with prior written notice of its intention to make such alterations, stating in reasonable detail the nature, extent and estimated cost of such alterations, together with the plans and specifications for the same, to the extent applicable, and (e) at Landlord’s option, Tenant must remove such alterations and restore the Leased Premises upon termination of this Lease. As a condition of such approval, Landlord may require Tenant to remove the alterations and restore the Leased Premises upon termination of this Lease; otherwise, all such alterations shall at Landlord’s option become a part of the realty and the property of Landlord, and shall not be removed by Tenant. Notwithstanding anything contained herein to the contrary, Tenant shall have no obligation hereunder to remove any of the Tenant Improvements or to otherwise remove any other alterations or improvements which have been made by Tenant with the express written consent of Landlord, unless, at the time of granting such consent, Landlord has expressly required the removal of any such proposed alterations or improvements as a condition to granting such consent. Tenant shall ensure that all alterations shall be made in accordance with all applicable laws, regulations and building codes, in a good and workmanlike manner and of quality equal to or better than the original construction of the Building. No person shall be entitled to any lien derived through or under Tenant for any labor or material furnished to the Leased Premises, and nothing in this Lease shall be construed to constitute Landlord’s consent to the creation of any lien. If any lien is filed against the Leased Premises for work claimed to have been done for or material claimed to have been furnished to Tenant, Tenant shall cause such lien to be discharged of record within thirty (30) days after filing. Tenant shall indemnify Landlord from all costs, losses, expenses and attorneys’ fees in connection with any construction or alteration and any related lien. Tenant agrees that at Landlord’s option, Duke Construction Limited Partnership or a subsidiary or affiliate of Landlord, shall have the right to bid to perform all work on any alterations to the Leased Premises that require Landlord’s consent, provided that Duke Construction Limited Partnership or such other subsidiary or affiliate of Landlord that Landlord elects to do the work shall have the skills and experience necessary to perform the work and shall be competitively priced.

Section 7.04. Critical Cooling. Notwithstanding anything to the contrary contained herein, Tenant shall be responsible for all non-base building costs related to critical cooling/additional cooling of the Leased Premises and non-base building fire suppression systems for the Leased Premises. Tenant shall have the right to operate the critical cooling system twenty-four (24) hours a day, seven (7) days a week. Tenant shall be solely responsible, at its cost and expense, for the maintenance, repair and replacement (if necessary) of the critical cooling system. Tenant shall operate and maintain the critical cooling system in accordance with all applicable federal, state and local laws and regulations. In no event shall any critical cooling exhaust into the building plenum. Tenant shall also be responsible for the actual cost incurred by Landlord for the electricity and the water, if applicable, to operate the critical cooling system. Upon expiration or earlier termination of the Lease, Tenant shall remove the critical cooling system and repair any and all damage to the Leased Premises and/or the Building caused by such removal.

ARTICLE 8 - INDEMNITY AND INSURANCE

Section 8.01. Release. All of Tenant’s trade fixtures, merchandise, inventory, special fire protection equipment, telecommunication and computer equipment, supplemental air conditioning equipment, kitchen equipment and all other personal property in or about the Leased Premises, the Building or the Common Areas, which is deemed to include the trade fixtures, merchandise, inventory and personal property of others located in or about the Leased Premises or Common Areas at the invitation, direction or acquiescence (express or implied) of Tenant (all of which property shall be referred to herein, collectively, as “Tenant’s Property”), shall be and remain at Tenant’s sole risk. Landlord shall not be liable to Tenant or to any other person for, and Tenant hereby releases Landlord (and its affiliates, property managers and mortgagees) from (a) any and all liability for theft or damage to Tenant’s Property, and (b) any and all liability for any injury to Tenant or its employees, agents, contractors, guests and invitees in or about the Leased Premises, the Building or the Common Areas, except to the extent of personal injury caused by the negligence or willful misconduct of Landlord, its agents, employees or contractors. Nothing contained in this Section 8.01 shall limit (or be deemed to limit) the waivers contained in Section 8.06 below. In the event of any conflict between the provisions of Section 8.06 below and this Section 8.01, the provisions of Section 8.06 shall prevail. This Section 8.01 shall survive the expiration or earlier termination of this Lease.

Section 8.02.  Indemnification by Tenant. Tenant shall protect, defend, indemnify and hold Landlord, its agents, employees and contractors of all tiers harmless from and against any and all claims, damages, demands, penalties, costs, liabilities, losses, and expenses (including reasonable attorneys’ fees and expenses at the trial and appellate levels) to the extent (a) arising out of or relating to any act, omission, negligence, or willful misconduct of Tenant or Tenant’s agents, employees, contractors, customers or invitees in or about the Leased Premises, the Building or the Common Areas, (b) arising out of or relating to any of Tenant’s Property, or (c) arising out of any other act or occurrence within the Leased Premises during the Lease Term, in all such cases except to the extent of personal injury caused by the negligence or willful misconduct of Landlord, its agents, employees or contractors. Nothing contained in this Section 8.02 shall limit (or be deemed to limit) the waivers contained in Section 8.06 below. In the event of any conflict between the provisions of Section 8.06 below and this Section 8.02, the provisions of Section 8.06 shall prevail. This Section 8.02 shall survive the expiration or earlier termination of this Lease.

Section 8.03. Indemnification by Landlord. Landlord shall protect, defend, indemnify and hold Tenant, its agents, employees and contractors of all tiers harmless from and against any and all claims, damages, demands, penalties, costs, liabilities, losses and expenses (including reasonable attorneys’ fees and expenses at the trial and appellate levels) to the extent arising out of or relating to any act, omission, negligence or willful misconduct of Landlord or Landlord’s agents, employees or contractors. Nothing contained in this Section 8.03 shall limit (or be deemed to limit) the waivers contained in Section 8.06 below. In the event of any conflict between the provisions of Section 8.06 below and this Section 8.03, the provisions of Section 8.06 shall prevail. This Section 8.03 shall survive the expiration or earlier termination of this Lease.

Section 8.04. Tenant’s Insurance.

(a)                                 During the Lease Term (and any period of early entry or occupancy or holding over by Tenant, if applicable), Tenant shall maintain the following types of insurance, in the amounts specified below:

(i)                                         Liability Insurance. Commercial General Liability Insurance, ISO Form CG 00

01, or its equivalent, covering Tenant’s use of the Leased Premises against claims for bodily injury or death or property damage, which insurance shall be primary and non-contributory and shall provide coverage on an occurrence basis with a per occurrence limit of not less than $5,000,000 for each policy year, which limit may be satisfied by any combination of primary and excess or umbrella per occurrence policies.

(ii)                                     Property Insurance. Special Form Insurance in the amount of the full replacement cost of Tenant’s Property (including, without limitation, alterations or additions performed by Tenant pursuant hereto, but excluding those improvements, if any, made pursuant to Section 2.02 above), which insurance shall waive coinsurance limitations.

(iii)                                  Worker’s Compensation Insurance. Worker’s Compensation insurance in amounts required by applicable law; provided, if there is no statutory requirement for Tenant, Tenant shall still obtain Worker’s Compensation insurance coverage.

(iv)                                 Business Interruption Insurance. Business Interruption Insurance with limits not less than an amount equal to two (2) years rent hereunder. Notwithstanding the foregoing, Tenant may elect not to carry Business Interruption Insurance; provided, however, that in such event Tenant shall release Landlord from any and all liability arising during the Lease Term that would have been covered by such Business Interruption Insurance had Tenant elected to carry such coverage.

(v)                                    Automobile Insurance. Comprehensive Automobile Liability Insurance insuring bodily injury and property damage arising from all owned, non-owned and hired vehicles, if any, with minimum limits of liability of $1,000,000 combined single limit, per accident.

(b)                                     All insurance required to be carried by Tenant hereunder shall (i) be issued by one or more insurance companies reasonably acceptable to Landlord, licensed to do business in the State in which the Leased Premises is located and having an AM Best’s rating of A VIII or better, and (ii) provide that said insurance shall not be canceled or permitted to lapse on less than thirty (30) days’ prior written notice to Landlord. In addition, Tenant shall name Landlord, Landlord’s managing agent, and any mortgagee requested by Landlord, as additional insureds under its commercial general liability, excess and umbrella policies (but only to the extent of the limits required hereunder). On or before the Commencement Date (or the date of any earlier entry or occupancy by Tenant), and thereafter, within fourteen (14) days after to the expiration of each such policy, Tenant shall furnish Landlord with certificates of insurance in the form of ACORD 25 (or other evidence of insurance reasonably acceptable to Landlord), evidencing all required coverages, and that with the exception of Worker’s Compensation insurance, such insurance is primary and non-contributory. Upon Tenant’s receipt of a request from Landlord, Tenant shall provide Landlord with copies of all insurance policies, including all endorsements, evidencing the coverages required hereunder. If Tenant fails to carry such insurance and furnish Landlord with such certificates of insurance or copies of insurance policies (if applicable), Landlord may obtain such insurance on Tenant’s behalf and Tenant shall reimburse Landlord upon demand for the commercially reasonable cost thereof as Additional Rent. Landlord reserves the right from time to time to require Tenant to obtain higher minimum amounts or different types of insurance if it becomes customary for other landlords of similar buildings in the area to require similar sized tenants in similar industries to carry insurance of such higher minimum amounts or of such different types.

Section 8.05. Landlord’s Insurance. During the Lease Term, Landlord shall maintain the following types of insurance, in the amounts specified below (the cost of which shall be included in Operating Expenses):

(a)                                    Liability Insurance. Commercial General Liability Insurance, ISO Form CG 00 01, or its equivalent, covering the Common Areas against claims for bodily injury or death and property damage, which insurance shall be primary and non-contributory and shall provide coverage on an occurrence basis with a per occurrence limit of not less than $5,000,000 for each policy year, which limit may be satisfied by any combination of primary and excess or umbrella per occurrence policies.

(b)                                 Property Insurance. Special Form Insurance in the amount of the full replacement cost of the Building, including, without limitation, any improvements, if any, made pursuant to Section 2.02 above, but excluding Tenant’s Property and any other items required to be insured by Tenant pursuant to Section 8.04 above.

Section 8.06. Waiver of Subrogation. Notwithstanding anything contained in this Lease to the contrary, Landlord (and its affiliates, property managers and mortgagees) and Tenant (and its affiliates) hereby waive any rights each may have against the other on account of any loss of or damage to their respective property, the Leased Premises, its contents, or other portions of the Building or Common Areas arising from any risk which is required to be insured against by Sections 8.04(a)(ii), 8.04(a)(iii), and 8.05(b) above. The special form property insurance policies and worker’s compensation insurance policies maintained by Landlord and Tenant as provided in this Lease shall include an endorsement containing an express waiver of any rights of subrogation by the insurance company against Landlord and Tenant, as applicable.

ARTICLE 9 - CASUALTY

In the event of total or partial destruction of the Building or the Leased Premises by fire or other casualty, Landlord agrees promptly to restore and repair same; provided, however, Landlord’s obligation hereunder with respect to the Leased Premises shall be limited to the reconstruction of such of the leasehold improvements as were originally required to be made by Landlord pursuant to Section 2.02 above, if any. Rent shall proportionately abate during the time that the Leased Premises or part thereof are unusable because of any such damage, beginning on the date of the casualty. Notwithstanding the foregoing, if the Leased Premises are (a) so destroyed that they cannot be repaired or rebuilt within one hundred eighty (180) days from the casualty date; or (b) destroyed by a casualty that is not covered by the insurance required hereunder or, if covered, such insurance proceeds are not released by any mortgagee entitled thereto or are insufficient to rebuild the Building and the Leased Premises; then, in case of a clause (a) casualty, either Landlord or Tenant may, or, in the case of a clause (b) casualty, then Landlord may, upon thirty (30) days’ written notice to the other party, terminate this Lease as of the date of such casualty. Notwithstanding anything to the contrary contained herein, if any such damage or destruction occurs within the final twelve (12) months of the Lease Term hereof, then either party may, in its sole discretion, terminate this Lease by written notice to the other party made within thirty (30) days of such damage or destruction. Tenant waives any right under applicable laws inconsistent with the terms of this paragraph.

ARTICLE 10 - EMINENT DOMAIN

If all or any substantial part of the Building or Common Areas shall be acquired by the exercise of eminent domain, Landlord may terminate this Lease by giving written notice to Tenant on or before the date possession thereof is so taken. If all or any part of the Leased Premises shall be acquired by the exercise of eminent domain so that the Leased Premises shall become impractical for Tenant to use for the Permitted Use, Tenant may terminate this Lease by giving written notice to Landlord as of the date possession thereof is so taken. All damages awarded shall belong to Landlord; provided, however, that Tenant may claim dislocation damages if such amount is not subtracted from Landlord’s award.

ARTICLE 11 - ASSIGNMENT AND SUBLEASE

Section 11.01. Assignment and Sublease.

(a)                                    Tenant shall not assign this Lease or sublet the Leased Premises in whole or in part without Landlord’s prior written consent. In the event of any permitted assignment or subletting, Tenant shall remain primarily liable hereunder, and except in the case of a Permitted Transfer in accordance with Section 11.02 below, any extension, expansion, rights of first offer, rights of first refusal or other options granted to Tenant under this Lease shall be rendered void and of no further force or effect. The acceptance of rent from any other person shall not be deemed to be a waiver of any of the provisions of this Lease or to be a consent to the assignment of this Lease or the subletting of the Leased Premises. Any assignment or sublease consented to by Landlord shall not relieve Tenant (or its assignee) from obtaining Landlord’s consent to any subsequent assignment or sublease.

(b)                                     By way of example and not limitation, Landlord shall be deemed to have reasonably withheld consent to a proposed assignment or sublease if in Landlord’s reasonable opinion (i) the Leased Premises are or may be in any way adversely affected; (ii) the business reputation of the proposed assignee or subtenant is unacceptable; (iii) the financial worth of the proposed assignee or subtenant is insufficient to meet the obligations hereunder, or (iv) the prospective assignee or subtenant is a bona-fide third-party prospective tenant, Landlord has comparable space available for lease in the Park, and Landlord has submitted a proposal to such tenant or prospective tenant within sixty (60) days of the date of Tenant’s request to assign or sublease. For the avoidance of doubt, all of the provisions of subsection (iv) must be satisfied in order for Landlord to deny consent pursuant to such subsection. If Landlord refuses to give its consent to any proposed assignment or subletting, Landlord may, at its option, within fifteen (15) days after receiving a request to consent, terminate this Lease in the case of a proposed assignment, or terminate this Lease with respect to the subject space in the case of a proposed sublease, by giving Tenant written notice within fifteen (15) days after receiving a request to consent, which date of termination shall be the commencement date proposed in such assignment or sublease, whereupon each party shall be released from all further obligations and liability hereunder, except those which expressly survive the termination of this Lease. Notwithstanding the foregoing, in the event Landlord elects to terminate this Lease pursuant to the immediately preceding sentence, Tenant shall have the right to withdraw its assignment or sublet request within ten (10) days after receipt of Landlord’s termination notice, whereupon Landlord’s termination shall be ineffective and this Lease shall continue in full force and effect.

(c)                                       If Tenant shall make any assignment or sublease, with Landlord’s consent, for a rental in excess of the rent payable under this Lease, Tenant shall pay to Landlord fifty percent (50%) of any such excess rental upon receipt (less Tenant’s actual and reasonable third party out of pocket expenses incurred in connection with such subletting or assignment). Tenant agrees to pay Landlord $500.00 upon demand by Landlord for reasonable accounting and attorneys’ fees incurred in conjunction with the processing and documentation of any requested assignment, subletting or any other hypothecation of this Lease or Tenant’s interest in and to the Leased Premises as consideration for Landlord’s consent.

Section 11.02. Permitted Transfer. Notwithstanding anything to the contrary contained in Section 11.01 above and without any right by Landlord to recapture or participate in any excess rental, Tenant shall have the right, without Landlord’s consent, but upon ten (10) days prior notice to Landlord (unless such prior notice is prohibited by law or a non-disclosure agreement, in which case promptly following such transfer), to (a) sublet all or part of the Leased Premises to any related corporation or other entity which controls Tenant, is controlled by Tenant or is under common control with Tenant; (b) assign all or any part of this Lease to any related corporation or other entity which controls Tenant, is controlled by Tenant, or is under common control with Tenant, or to a successor entity into which or with which Tenant is merged or consolidated or which acquires substantially all of Tenant’s assets or property; or (c) any entity or person by sale or other transfer of a percentage of capital stock, equity or ownership of Tenant that results in a change of controlling persons; or (d) effectuate any public offering of Tenant’s stock on the New York Stock Exchange or in the NASDAQ over the counter market, provided that in the event of a transfer pursuant to clause (b), the tangible net worth after any such transaction is not less than the tangible net worth of Tenant as of the date hereof and provided further that such successor entity assumes all of the obligations and liabilities of Tenant (any such entity hereinafter referred to as a “Permitted Transferee”). For the purpose of this Article 11 (i) “control” shall mean ownership of not less than fifty percent (50%) of all voting stock or legal and equitable interest in such corporation or entity, and (ii) “tangible net worth” shall mean the excess of the value of tangible assets (i.e. assets excluding those which are intangible such as goodwill, patents and trademarks) over liabilities. Any such transfer shall not relieve Tenant of its obligations under this Lease. Nothing in this paragraph is intended to nor shall permit Tenant to transfer its interest under this Lease as part of a fraud or subterfuge to intentionally avoid its obligations under this Lease (for example, transferring its interest to a shell corporation that subsequently files a bankruptcy), and any such transfer shall constitute a Default hereunder. Any change in control of Tenant resulting from a merger, consolidation, or a transfer of partnership or membership interests, a stock transfer, or any sale of substantially all of the assets of Tenant that do not meet the requirements of this Section 11.02 shall be deemed an assignment or transfer that requires Landlord’s prior written consent pursuant to Section 11.01 above.

ARTICLE 12 - TRANSFERS BY LANDLORD

Section 12.01. Sale of the Building. Landlord shall have the right to sell the Building at any time during the Lease Term, subject only to the rights of Tenant hereunder; and such sale shall operate to release Landlord from liability hereunder after the date of such conveyance.

Section 12.02. Estoppel Certificate. Within ten (10) business days following receipt of a written request from Landlord, Tenant shall execute and deliver to Landlord, without cost to Landlord, an estoppel certificate in such form as Landlord may reasonably request certifying, to the extent true, (a) that this Lease is in full force and effect and unmodified or stating the nature of any modification, (b) the date to which rent has been paid, (c) that there are not, to Tenant’s knowledge, any uncured defaults or specifying such defaults if any are claimed, and (d) any other matters or state of facts reasonably required respecting the Lease. Such estoppel may be relied upon by Landlord and by any purchaser or mortgagee of the Building.

Section 12.03. Subordination. This Lease is and shall be expressly subject and subordinate at all times to the lien of any present or future mortgage or deed of trust encumbering fee title to the Leased Premises; provided, however, that such subordination is conditioned upon Tenant first receiving from the mortgagee, beneficiary or purchaser at foreclosure, as the case may be, a commercially reasonable subordination, non-disturbance and attornment agreement that provides, in pertinent part, that Tenant’s occupancy of the Leased Premises and other rights under this Lease shall not be disturbed by reason of the foreclosure of such mortgage or trust deed, as the case may be, so long as Tenant is not in default under this Lease. If any such mortgage or deed of trust be foreclosed, upon request of the mortgagee or beneficiary, as the case may be, Tenant will attorn to the purchaser at the foreclosure sale. The foregoing provisions are declared to be self-operative and no further instruments shall be required to effect such subordination and/or attornment; provided, however, that subordination of this Lease to any present or future mortgage or trust deed shall be conditioned upon the mortgagee, beneficiary, or purchaser at foreclosure, as the case may be agreeing that Tenant’s occupancy of the Leased Premises and other rights under this Lease shall not be disturbed by reason of the foreclosure of such mortgage or trust deed, as the case may be, so long as Tenant is not in default under this Lease beyond the applicable notice and cure period. Within ten (10) business days following receipt of a written request from Landlord, Tenant shall execute and deliver to Landlord, without cost, any instrument that Landlord deems reasonably necessary or desirable to confirm the subordination of this Lease.

ARTICLE 13 - DEFAULT AND REMEDY

Section 13.01. Default. The occurrence of any of the following shall be a “Default”:

(a)                                     Tenant fails to pay any Monthly Rental Installments or Additional Rent (i) within five (5) business days following written notice from Landlord on the first two (2) occasions in any twelve (12) month period, or (ii) within five (5) business days after the same is due on any subsequent occasion within said twelve (12) month period.

(b)                                    Tenant fails to perform or observe any other term, condition, covenant or obligation required under this Lease for a period of thirty (30) days after written notice thereof from Landlord; provided, however, that if the nature of Tenant’s default is such that more than thirty (30) days are reasonably required to cure, then such default shall be deemed to have been cured if Tenant commences such performance within said thirty (30) day period and thereafter diligently completes the required action within a reasonable time.

(c)                                      Tenant shall vacate or abandon the Leased Premises, or fail to occupy the Leased Premises or any substantial portion thereof for a period of thirty (30) days. Notwithstanding the foregoing, Tenant may vacate or abandon the Leased Premises during the term of this Lease provided (i) Tenant is not otherwise in default hereunder; (ii) Tenant adequately secures the Leased Premises to prevent damage, destruction or vandalism to the Leased Premises; (iii) Tenant continues such utilities to the Leased Premises as will prevent any damage to the Leased Premises; (iv) Tenant continues to provide insurance for the Leased Premises and Tenant pays any increased premium resulting from a lack of a tenant in the Leased Premises.

(d)                                     Tenant shall assign or sublet all or a portion of the Leased Premises in contravention of the requirement to obtain Landlord’s consent pursuant to the provisions of Article 11 of this Lease, except as otherwise expressly permitted under Section 11.02 above.

(e)                                      All or substantially all of Tenant’s assets in the Leased Premises or Tenant’s interest in this Lease are attached or levied under execution (and Tenant does not discharge the same within sixty (60) days thereafter); a petition in bankruptcy, insolvency or for reorganization or arrangement is filed by or against Tenant (and Tenant fails to secure a stay or discharge thereof within sixty (60) days thereafter); Tenant is insolvent and unable to pay its debts as they become due; Tenant makes a general assignment for the benefit of creditors; Tenant takes the benefit of any insolvency action or law; the appointment of a receiver or trustee in bankruptcy for Tenant or its assets if such receivership has not been vacated or set aside within thirty (30) days thereafter; or, dissolution or other termination of Tenant’s corporate charter if Tenant is a corporation.

In addition to the defaults described above, the parties agree that if Tenant receives written notice of a violation of the performance of any (but not necessarily the same) term or condition of this Lease three (3) or more times during any twelve (12) month period, regardless of whether such violations are ultimately cured, then such conduct shall, at Landlord’s option, represent a separate Default.

Section 13.02. Remedies. Upon the occurrence of any Default, Landlord shall have the following rights and remedies, in addition to those stated elsewhere in this Lease and those allowed by law or in equity, any one or more of which may be exercised without further notice to Tenant:

(a)                                    Landlord may lawfully re-enter the Leased Premises and cure any Default of Tenant, and Tenant shall reimburse Landlord as Additional Rent for any actual, reasonable costs and expenses that Landlord thereby incurs; and Landlord shall not be liable to Tenant for any loss or damage that Tenant may sustain by reason of Landlord’s action.

(b)                                    Landlord may terminate this Lease by giving Tenant notice of termination, in which event this Lease shall expire and terminate on the date specified in such notice of termination and all rights of Tenant under this Lease and in and to the Leased Premises shall terminate. Tenant shall remain liable for all obligations under this Lease arising up to the date of such termination, and Tenant shall surrender the Leased Premises to Landlord on the date specified in such notice. Furthermore, Tenant shall be liable to Landlord for the unamortized balance of any leasehold improvement allowance and the unamortized balance of any brokerage fees paid in connection with the Lease.

(c)                                     Without terminating this Lease, Landlord may terminate Tenant’s right to possession of the Leased Premises, and thereafter, neither Tenant nor any person claiming under or through Tenant shall be entitled to possession of the Leased Premises. In such event, Tenant shall immediately surrender the Leased Premises to Landlord, and Landlord may lawfully re-enter the Leased Premises and dispossess Tenant and any other occupants of the Leased Premises by any lawful means and may remove their effects, without prejudice to any other remedy that Landlord may have. Upon termination of possession, Landlord may re-let all or any part thereof as the agent of Tenant for a term different from that which would otherwise have constituted the balance of the Lease Term and for rent and on terms and conditions different from those contained herein, whereupon Tenant shall be immediately obligated to pay to Landlord an amount equal to (i) the difference between the rent provided for herein and that provided for in any lease covering a subsequent re-letting of the Leased Premises, for the period which would otherwise have constituted the balance of the Lease Term had this Lease not been terminated (said period being referred to herein as the “Remaining Term”), (ii) the actual costs of recovering possession of the Leased Premises and all other expenses, loss or damage incurred by Landlord by reason of Tenant’s Default (“Default Damages”), which shall include, without limitation, expenses of preparing the Leased Premises for re-letting, brokers’ commissions and reasonable attorneys’ fees, and (iii) all unpaid Minimum Annual Rent and Additional Rent that accrued prior to the date of termination of possession, plus any interest and late fees due hereunder (the “Prior Obligations”). Neither the filing of any dispossessory proceeding nor an eviction of personalty in the Leased Premises shall be deemed to terminate the Lease.

(d)                                     Landlord may terminate this Lease and recover from Tenant all damages Landlord may incur by reason of Tenant’s default, including, without limitation, an amount which, at the date of such termination is equal to the sum of the following: (i) the value of the excess, if any, discounted at the prime rate of interest (as reported in the Wall Street Journal), of (A) the Minimum Annual Rent, Additional Rent and all other sums that would have been payable hereunder by Tenant for the Remaining Term, less (B) the aggregate reasonable rental value of the Leased Premises for the Remaining Term, as determined by a real estate broker licensed in the State of North Carolina who has at least ten (10) years of experience, (ii) all of Landlord’s Default Damages, and (iii) all Prior Obligations. Landlord and Tenant acknowledge and agree that the payment of the amount set forth in clause (i) above shall not be deemed a penalty, but shall merely constitute payment of liquidated damages, it being understood that actual damages to Landlord are extremely difficult, if not impossible, to ascertain. It is expressly agreed and understood that all of Tenant’s liabilities and obligations set forth in this subsection (d) shall survive termination.

(e)                                      Intentionally omitted.

(f)                                       Landlord may sue for injunctive relief or to recover damages for any loss resulting from the Default.

Section 13.03. Landlord’s Default and Tenant’s Remedies. Landlord shall be in default if it fails to perform any term, condition, covenant or obligation required under this Lease for a period of thirty (30) days after written notice thereof from Tenant to Landlord (unless such default materially and adversely interferes with Tenant’s use of the Leased Premises for the Permitted Use, in which case such period shall not exceed ten (10) business days); provided, however, that if the term, condition, covenant or obligation to be performed by Landlord is such that it cannot reasonably be performed within thirty (30) days, such default shall be deemed to have been cured if Landlord commences such performance within said thirty-day period and thereafter diligently undertakes to complete the same. Upon the occurrence of any such default, Tenant may sue for injunctive relief or to recover damages for any loss directly resulting from the breach, but Tenant shall not be entitled to terminate this Lease or withhold, offset or abate any sums due hereunder. In no event, however, shall Landlord be liable to Tenant for any consequential or punitive damages.

Section 13.04. Limitation of Landlord’s Liability. If Landlord shall fail to perform any term, condition, covenant or obligation required to be performed by it under this Lease and if Tenant shall, as a consequence thereof, recover a money judgment against Landlord, Tenant agrees that it shall look solely to Landlord’s right, title and interest in and to the Building for the collection of such judgment; and Tenant further agrees that no other assets of Landlord shall be subject to levy, execution or other process for the satisfaction of Tenant’s judgment.

Section 13.05. Nonwaiver of Defaults. Neither party’s failure or delay in exercising any of its rights or remedies or other provisions of this Lease shall constitute a waiver thereof or affect its right thereafter to exercise or enforce such right or remedy or other provision. No waiver of any default shall be deemed to be a waiver of any other default. Landlord’s receipt of less than the full rent due shall not be construed to be other than a payment on account of rent then due, nor shall any statement on Tenant’s check or any letter accompanying Tenant’s check be deemed an accord and satisfaction. No act or omission by Landlord or its employees or agents during the Lease Term shall be deemed an acceptance of a surrender of the Leased Premises, and no agreement to accept such a surrender shall be valid unless in writing and signed by Landlord.

Section 13.06. Attorneys’ Fees. If either party defaults in the performance or observance of any of the terms, conditions, covenants or obligations contained in this Lease and the non-defaulting party obtains a judgment against the defaulting party, then the defaulting party agrees to reimburse the non defaulting party for reasonable attorneys’ fees incurred in connection therewith. In addition, if a monetary Default shall occur and Landlord engages outside counsel to exercise its remedies hereunder, and then Tenant cures such monetary Default, Tenant shall pay to Landlord, on demand, all expenses incurred by Landlord as a result thereof, including reasonable attorneys’ fees, court costs and expenses actually incurred.

ARTICLE 14 - LANDLORD’S RIGHT TO RELOCATE TENANT

INTENTIONALLY OMITTED.

ARTICLE 15 - TENANT’S RESPONSIBILITY REGARDING ENVIRONMENTAL LAWS AND HAZARDOUS SUBSTANCES

Section 15.01. Environmental Definitions.

(a)                                     “Environmental Laws” shall mean all present or future federal, state and municipal laws, ordinances, rules and regulations applicable to the environmental and ecological condition of the Leased Premises, and the rules and regulations of the Federal Environmental Protection Agency and any other federal, state or municipal agency or governmental board or entity having jurisdiction over the Leased Premises.

(b)                                     “Hazardous Substances” shall mean those substances included within the definitions of “hazardous substances,” “hazardous materials,” “toxic substances” “solid waste” or “infectious waste” under Environmental Laws and petroleum products.

Section 15.02. Restrictions on Tenant. Tenant shall not cause or permit the use, generation, release, manufacture, refining, production, processing, storage or disposal of any Hazardous Substances on, under or about the Leased Premises, or the transportation to or from the Leased Premises of any Hazardous Substances, except as necessary and appropriate for its Permitted Use in which case the use, storage or disposal of such Hazardous Substances shall be performed in compliance with the Environmental Laws and the highest standards prevailing in the industry.

Section 15.03. Notices, Affidavits, Etc. Tenant shall immediately (a) notify Landlord of (i) any violation by Tenant, its employees, agents, representatives, customers, invitees or contractors of any Environmental Laws on, under or about the Leased Premises, or (ii) the presence or suspected presence of any Hazardous Substances on, under or about the Leased Premises, and (b) deliver to Landlord any notice received by Tenant relating to (a)(i) and (a)(ii) above from any source. Tenant shall execute affidavits, representations and the like within five (5) days of Landlord’s request therefor concerning Tenant’s best knowledge and belief regarding the presence of any Hazardous Substances on, under or about the Leased Premises.

Section 15.04. Tenant’s Indemnification. Tenant shall indemnify Landlord and Landlord’s managing agent from any and all claims, losses, liabilities, costs, expenses and damages, including attorneys’ fees, costs of testing and remediation costs, incurred by Landlord in connection with any breach by Tenant of its obligations under this Article 15. The covenants and obligations under this Article 15 shall survive the expiration or earlier termination of this Lease.

Section 15.05. Existing Conditions. Notwithstanding anything contained in this Article 15 to the contrary, Tenant shall not have any liability to Landlord under this Article 15 resulting from any conditions existing, or events occurring, or any Hazardous Substances existing or generated, at, in, on, under or in connection with the Leased Premises prior to the Commencement Date of this Lease (or any earlier occupancy of the Leased Premises by Tenant) except to the extent Tenant exacerbates the same.

ARTICLE 16 - MISCELLANEOUS

Section 16.01. Benefit of Landlord and Tenant. This Lease shall inure to the benefit of and be binding upon Landlord and Tenant and their respective successors and assigns.

Section 16.02. Governing Law. This Lease shall be governed in accordance with the laws of the State where the Building is located.

Section 16.03. Force Majeure. Landlord and Tenant (except with respect to the payment of any monetary obligation) shall be excused for the period of any delay in the performance of any obligation hereunder when such delay is occasioned by causes beyond its control, including but not limited to work stoppages, boycotts, slowdowns or strikes; shortages of materials, equipment, labor or energy; unusual weather conditions; or acts or omissions of governmental or political bodies.

Section 16.04. Examination of Lease. Submission of this instrument by Landlord to Tenant for examination or signature does not constitute an offer by Landlord to lease the Leased Premises. This Lease shall become effective, if at all, only upon the execution by and delivery to both Landlord and Tenant. Execution and delivery of this Lease by Tenant to Landlord constitutes an offer to lease the Leased Premises on the terms contained herein. The offer by Tenant will be irrevocable until 6:00 p.m. EST, fifteen (15) days after the date Landlord receives the Lease executed by Tenant.

Section 16.05. Indemnification for Leasing Commissions. The parties hereby represent and warrant that the only real estate brokers involved in the negotiation and execution of this Lease are the Brokers and that no other party is entitled, as a result of the actions of the respective party, to a commission or other fee resulting from the execution of this Lease. Each party shall indemnify the other from any and all liability for the breach of this representation and warranty on its part and shall pay any compensation to any other broker or person who may be entitled thereto. Landlord shall pay any commissions due Brokers based on this Lease pursuant to separate agreements between Landlord and Brokers.

Section 16.06. Notices. Any notice required or permitted to be given under this Lease or by law shall be deemed to have been given if it is written and delivered in person or by overnight courier or mailed by certified mail, postage prepaid, to the party who is to receive such notice at the address specified in Section 1.01(1). If sent by overnight courier, the notice shall be deemed to have been given one (1) day after sending. If mailed, the notice shall be deemed to have been given on the date that is three (3) business days following mailing. Either party may change its address by giving written notice thereof to the other party.

Section 16.07. Partial Invalidity; Complete Agreement. If any provision of this Lease shall be held to be invalid, void or unenforceable, the remaining provisions shall remain in full force and effect. This Lease represents the entire agreement between Landlord and Tenant covering everything agreed upon or understood in this transaction. There are no oral promises, conditions, representations, understandings, interpretations or terms of any kind as conditions or inducements to the execution hereof or in effect between the parties. No change or addition shall be made to this Lease except by a written agreement executed by Landlord and Tenant.

Section 16.08. Financial Statements. During the Lease Term and any extensions thereof, Tenant shall provide to Landlord, within thirty (30) days following Landlord’s written (including via electronic mail) request (which request shall not be made more than annually), a copy of Tenant’s most recent financial statements prepared as of the end of Tenant’s fiscal year, certified and audited, if available. Such financial statements shall be signed by Tenant or an officer of Tenant, if applicable, who shall attest to the truth and accuracy of the information set forth in such statements. All financial statements provided by Tenant to Landlord hereunder shall be prepared in conformity with generally accepted accounting principles, consistently applied. Landlord agrees that it shall maintain the confidentiality of such financial statements during the Lease Term; provided, however, Landlord may disclose the contents of the financial statements to the following third parties, all of whom shall be under an obligation of confidentiality to Landlord, (a) officers and employees of Landlord and those agents, attorneys and consultants of Landlord requiring access, (b) actual or prospective lenders or purchasers of Landlord, (c)

any entity or agency required by law, provided that Landlord shall provide notice to Tenant prior to disclosing such financial statements so that Tenant may object to such obligation, or (d) any entity or agency which is reasonably necessary to protect Landlord’s interest in any action, suit or proceeding brought by or against Landlord and relating to the subject matter of this Lease.

Section 16.09. Representations and Warranties.

(a)                                     Tenant hereby represents and warrants that (i) Tenant is duly organized, validly existing and in good standing (if applicable) in accordance with the laws of the State under which it was organized; (ii) Tenant is authorized to do business in the State where the Building is located; and (iii) the individual(s) executing and delivering this Lease on behalf of Tenant has been properly authorized to do so, and such execution and delivery shall bind Tenant to its terms.

(b)                                     Landlord hereby represents and warrants that (i) Landlord is duly organized, validly existing and in good standing (if applicable) in accordance with the laws of the State under which it was organized; (ii) Landlord is authorized to do business in the State where the Building is located; and (iii) the individual(s) executing and delivering this Lease on behalf of Landlord has been properly authorized to do so, and such execution and delivery shall bind Landlord to its terms.

Section 16.10. Signage. Landlord, at its cost and expense, shall provide Tenant with Building standard signage on the main Building directory and at the entrance to the Leased Premises, as well as a placard displaying Tenant’s name on the monument sign serving the Building. Landlord represents that so long as Tenant continues to be one of the three (3) largest tenants in the Building by Rentable Area of the Leased Premises, Tenant’s placard on the monument sign serving the Building shall be as large as or larger than any other tenant’s placard on the monument sign serving the Building. Any changes requested by Tenant to the initial directory or suite signage shall be made at Tenant’s sole cost and expense and shall be subject to Landlord’s approval. Landlord may install such other signs, advertisements, notices or tenant identification information on the Building directory, tenant access doors or other areas of the Building, as it shall deem necessary or proper. Tenant shall not place any exterior signs on the Leased Premises or interior signs visible from the exterior of the Leased Premises without the prior written consent of Landlord. Notwithstanding any other provision of this Lease to the contrary, Landlord may immediately remove any sign(s) placed by Tenant in violation of this Section 16.10.

Section 16.11. Parking. Throughout the Lease Term and any extensions thereof, Landlord shall make available to Tenant a number of automobile parking spaces (on an unassigned, non-exclusive basis) in the parking area of the Park based on a formula of four (4) parking spaces for each 1,000 square feet of rentable area within the Leased Premises, rounded up to the nearest whole number of spaces. Such parking shall be at no additional cost to Tenant. The designated parking area for the Building is depicted in Exhibit E attached hereto. Tenant agrees not to overburden the parking facilities and agrees to cooperate with Landlord and other tenants in the use of the parking facilities. Landlord reserves the right in its commercially reasonable discretion to determine whether parking facilities are becoming crowded and, in such event, to allocate parking spaces between Tenant and other tenants, provided that in the event of any such allocation due to crowded parking facilities, (a) Landlord shall not provide reserved parking to any other tenant of the Building without also providing reserved parking to Tenant, and (b) such allocated parking provided to Tenant shall be equal to or greater than the number of spaces that would be provided to Tenant based on the formula set forth hereinabove. There will be no assigned parking unless Landlord, in its sole discretion, deems such assigned parking advisable. No vehicle may be repaired or serviced in the parking area and any vehicle brought into the parking area by Tenant, or any of Tenant’s employees, contractors or invitees, and deemed abandoned by Landlord will be towed and all costs thereof shall be borne by the Tenant. All driveways, ingress and egress, and all parking spaces are for the joint use of all tenants. There shall be no parking permitted on any of the streets or roadways located within the Park. In addition, Tenant agrees that its employees will not park in the spaces designated visitor parking.

Section 16.12. Consent or Approval. Where the consent or approval of a party is required, such consent or approval will not be unreasonably withheld, conditioned or delayed.

Section 16.13. Time. Time is of the essence of each term and provision of this Lease.

Section 16.14. Patriot Act. Each of Landlord and Tenant, each as to itself, hereby represents its compliance and its agreement to continue to comply with all applicable anti-money laundering laws, including, without limitation, the USA Patriot Act, and the laws administered by the United States Treasury Department’s Office of Foreign Assets Control, including, without limitation, Executive Order 13224 (“Executive Order”). Each of Landlord and Tenant further represents (such representation to be true throughout the Lease Term) (i) that it is not, and it is not owned or controlled directly or indirectly by any person or entity on the SDN List published by the United States Treasury Department’s Office of Foreign Assets Control and (ii) that it is not a person otherwise identified by government or legal authority as a person with whom a U.S. Person is prohibited from transacting business. As of the date hereof, a list of such designations and the text of the Executive Order are published under the internet website address www.ustreas.gov/offices/enforcement/ofac.

ARTICLE 17 - SPECIAL PROVISIONS

Section 17.01. Options to Extend.

(a)                                     Grant and Exercise of Option. Provided that (i) no Default has occurred and is then continuing, (ii) the creditworthiness of Tenant is then reasonably acceptable to Landlord, and (iii) Tenant originally named herein or its Permitted Transferee remains in possession of and has been continuously operating in the entire Leased Premises throughout the term immediately preceding the Extension Term (as defined below), Tenant shall have the option to extend the Lease Term for two (2) additional periods of five (5) years each (each an “Extension Term”). Each Extension Term shall be upon the same terms and conditions contained in the Lease except (x) this provision giving two (2) extension options shall be amended to reflect the remaining options to extend, if any, (y) any improvement allowances or other concessions applicable to the Leased Premises under the Lease shall not apply to the Extension Term, and (z) the Minimum Annual Rent shall be adjusted as set forth below (the “Rent Adjustment”). Tenant shall exercise each option by delivering to Landlord, no later than two hundred seventy (270) days prior to the expiration of the preceding term, written notice of Tenant’s desire to extend the Lease Term. Tenant’s failure to timely exercise such option shall be deemed a waiver of such option and any succeeding option. Landlord shall notify Tenant of the amount of the Rent Adjustment no later than two hundred forty (240) days prior to the commencement of the Extension Term. Tenant shall be deemed to have accepted the Rent Adjustment if it fails to deliver to Landlord a written objection thereto within five (5) business days after receipt thereof. If Tenant properly exercises its option to extend, Landlord and Tenant shall execute an amendment to the Lease (or, at Landlord’s option, a new lease on the form then in use for the Building) reflecting the terms and conditions of the Extension Term within thirty (30) days after Tenant’s acceptance (or deemed acceptance) of the Rent Adjustment.

(b)                                      Rent Adjustment. The Minimum Annual Rent for the applicable Extension Term shall be shall be reasonably determined by Landlord based on the monthly rent charged to prospective renewing tenants for the Building and comparable buildings (e.g., buildings of comparable age, physical condition, number of stories, total size, comparable location) in the area in which the Leased Premises are located, taking into account all financial terms, including without limitation, base rent, free rent, escalations, work contributions and allowances and leasing and brokerage commissions; provided, however, that unless otherwise agreed to by Landlord, in no event shall the Minimum Annual Rent during any Extension Term be less than ninety-five percent (95%) of the highest Minimum Annual Rent payable during the immediately preceding term. The Monthly Rental Installments shall be an amount equal to one-twelfth (1/12) of the Minimum Annual Rent for the Extension Term and shall be paid at the same time and in the same manner as provided in the Lease. Without limiting the foregoing, if Tenant delivers to Landlord a written objection to Landlord’s calculation of the Rent Adjustment within ten (10) business days after Tenant’s receipt of Landlord’s determination of the Rent Adjustment, and the parties cannot agree on a Rent Adjustment within ten (10) days after Tenant’s written objection then Tenant may retract its exercise of its option to extend, or Tenant may choose arbitration to determine the Rent Adjustment. If Tenant chooses arbitration, Tenant shall give Landlord written notice of its desire to seek arbitration within three (3) days after expiration of such ten (10) day period (“Arbitration Notice”). Within ten (10) days after Tenant provides Landlord with its Arbitration Notice, the parties shall each appoint an appraiser to determine the Rent Adjustment for the Leased Premises. Each appraiser so selected shall be either a MAI appraiser or a licensed real estate broker, each having at least ten (10) years prior experience in the appraisal or leasing of comparable space in the metropolitan area in which the Leased Premises are located and with a working knowledge of current rental rates and practices. If the two appraisers cannot agree upon the Rent Adjustment for the Leased Premises within twenty (20) days after their appointment, then, within ten (10) days after the expiration of such twenty (20) day period, the two appraisers shall select a third appraiser meeting the above criteria. Once the third appraiser has been selected as provided for above, then such third appraiser shall within ten (10) days after appointment make its determination of the Rent Adjustment. The average of the two closest determinations of the Rent Adjustment shall be used as the Minimum Annual Rent for the applicable Extension Term and shall be binding on both Landlord and Tenant. Landlord and Tenant shall each bear the cost of its appraiser and shall share the cost of the third. If Tenant fails to provide the Arbitration Notice as provided above, then Tenant’s exercise of its option to extend shall be deemed retracted.

Section 17.02. Right of First Refusal.

(a)                                     Provided that (i) no Default has occurred and is then continuing, (ii) the creditworthiness of Tenant is then reasonably acceptable to Landlord, but at a minimum equal to or better than the third party offeror listed in the Bona Fide Offer (as defined below), and (iii) Tenant originally named herein or its Permitted Transferee remains in possession of and has been continuously operating in the entire Leased Premises throughout the Lease Term, and subject to any rights of other tenants to the Refusal Space (as defined herein) and Landlord’s right to renew or extend the lease term of any other tenant with respect to the portion of the Refusal Space now or hereafter leased by such other tenant, Tenant shall have an on-going right of first refusal (“Refusal Option”) to lease any additional space located on the second (2nd) floor of the Building (“Refusal Space”). Notwithstanding the foregoing, in the event that Tenant exercises its option to reduce space set forth in Section 17.03 below, the “Refusal Space” shall be deemed to be only the approximately 10,000 rentable square feet of space that Tenant does not occupy by exercising such option and shall not include any space on the second (2nd) floor of the Building. Prior to entering into any lease that includes all or any portion of the Refusal Space, Landlord shall notify Tenant in writing (“Landlord’s Notice”) of Landlord’s receipt of an arms-length offer to lease such space that Landlord is willing to accept from a bona fide third party offeror (“Bona Fide Offer”) and setting forth the material terms of the Bona Fide Offer and such other terms as are herein provided. If the Bona Fide Offer includes space in the Building in addition to the Refusal Space, then the Refusal Space shall be deemed to include, and this Refusal Option shall be deemed to apply to, all of the space included in the Bona Fide Offer. Tenant shall have seven (7) business days after Tenant receives Landlord’s Notice in which to notify Landlord in writing of its election to lease the Refusal Space upon the terms set forth in Landlord’s Notice. If Tenant declines to exercise this Refusal Option or fails to give such written notice within the time period required, Tenant shall be deemed to have waived this Refusal Option, and thereafter, except as provided in (c) below, this Refusal Option shall be void and of no further force or effect, and Landlord shall be free to lease the Refusal Space to the bona fide offeror or any other third party.

(b)                                    The term for the Refusal Space shall be the term set forth in the Bona Fide Offer. The Refusal Space shall be offered to Tenant at the rental rate and upon such other terms and conditions as are set forth in the Bona Fide Offer and herein (but in no event shall such rental rate be less than the then current rental rate under this Lease).

(c)                                      If Tenant shall exercise the Refusal Option, the parties shall enter into an amendment to this Lease adding the Refusal Space to the Leased Premises upon the terms and conditions set forth herein and making such other modifications to this Lease as are appropriate under the circumstances. If Tenant shall fail to enter into such amendment within thirty (30) days following Tenant’s exercise of the Refusal Option, solely due to Tenant delays (time being of the essence), then Landlord may terminate this Refusal Option, by notifying Tenant in writing, in which event this Refusal Option shall become void and of no further force or effect, and Landlord shall thereafter be free to lease the Refusal Space to the bona fide offeror or any other third party. If Landlord does not enter into a lease with a third party under the terms and conditions contained in the Bona Fide Offer within one hundred eighty (180) days after Tenant declines or fails to exercise this Refusal Option, or if Landlord desires to materially alter or modify the terms and conditions of the Bona Fide Offer, Landlord shall be required to present the altered or modified Bona Fide Offer to Tenant pursuant to this Refusal Option, in the same manner that the original Bona Fide Offer was submitted to Tenant. This right of first refusal shall be an ongoing right of first refusal, which shall mean that if Tenant waives its right of first refusal pursuant to subsection (a) above and all of the Refusal Space is subsequently leased to a third party (“New Tenant”), Landlord shall not lease the Refusal Space to a third party (other than the New Tenant) without notifying Tenant of the availability of the Refusal Space, in which case Tenant shall again have a right of first refusal to lease the Refusal Space in accordance with this Section 17.02.

Section 17.03. Option to Reduce Space.

(a)                                 Provided that (i) no Default has occurred and is then continuing, and (ii) Tenant has not exercised its Right of First Refusal pursuant to Section 17.02 above, Tenant shall have the right to reduce the Rentable Area of the Leased Premises to 32,715 rentable square feet of space located on the third (3rd) floor of the Building as shown on Exhibit A-1 hereto (the “Reduced Premises”) effective as of November 30, 2013 (the “Reduction Date”). In order to exercise such reduction, Tenant shall notify Landlord of such exercise in writing at any time on or before the Reduction Date. If Tenant fails to notify Landlord by Reduction Date, Tenant shall have waived Tenant’s reduction right for the remainder of the Lease Term and any extensions thereof.

(b)                                 In the event that Tenant exercises its option to reduce the Rentable Area of the Leased Premises pursuant to subsection (a) above, Tenant shall lease the Reduced Premises on all the same terms and conditions set forth in this Lease, subject to the following changes:

(i)                                        All references to the “Leased Premises” under the Lease shall refer to the Reduced Premises.

(ii)                                     The Rentable Area of the Leased Premises shall be decreased to approximately 32,715 rentable square feet.

(iii)                                  Tenant’s Proportionate Share shall be decreased to 15.85%.

(iv)                               The Minimum Annual Rent shall be as follows:

Year 1	$687,015.00
Year 2	$704,353.92
Year 3	$721,692.96
Year 4	$739,686.12
Year 5	$758,333.76

(v)                                  The Monthly Rental Installments shall be as follows:

Months 1 – 12	$57,251.25
Months 13 – 24	$58,696.16
Months 25 – 36	$60,141.08
Months 37 – 48	$61,640.51
Months 49 – 60	$63,194.48

(vi)                               The Security Deposit shall be $114,502.50 and shall be reduced to $57,251.25 at the end of the twenty-fourth (24th) month of the Lease Term in accordance with Section 4.02 of this Lease.

(vii)                            The Allowance (as defined below) shall be decreased to One Hundred Sixty-Three Thousand Five Hundred Seventy-Five and No/100 Dollars ($163,575.00).

(viii)                         The Refusal Space shall be defined as any additional space located on the third (3rd) floor of the Building located contiguous to the Leased Premises.

(ix)                               The Scope of Work attached as Exhibit B-1 hereto shall be revised to reflect the reduced Rentable Area of the Leased Premises.

(x)                                  At the option of either Landlord or Tenant, Landlord and Tenant shall enter into an amendment confirming Tenant’s reduction of the Rentable Area of the Leased Premises on the aforesaid terms.

Section 17.04. Allowance. Landlord shall contribute an amount not to exceed Two Hundred Thirteen Thousand Five Hundred Seventy-Five and No/100 Dollars ($213,575.00) (the “Allowance”) towards the expenses associated with Tenant’s move to the Leased Premises, such as, improvements to the Leased Premises (not included as part of Exhibit B), furniture, critical cooling, cabling, technology, telecommunications and other similar costs. Tenant shall not be required to apply the Allowance toward the construction of the Building or the construction of the Leased Premises to its turnkey condition, including the placement of all demising walls, finishes and signage. The Allowance shall be paid to Tenant within thirty (30) days after (a) Tenant has taken possession of the Leased Premises, (b) Tenant has executed and delivered to Landlord the Letter of Understanding described in Exhibit C hereto, and (c) Tenant has delivered to Landlord invoices or other evidence reasonably acceptable to Landlord documenting the cost of such relocation. Notwithstanding anything to the contrary contained herein, upon an early termination of the Lease for any reason (including, but not limited to, casualty or condemnation), Tenant shall promptly pay to Landlord the unamortized portion of said amount. Tenant may request that any unused portion of the Allowance be used as a credit against rent. Tenant must use the Allowance on or before June 30, 2015, or Tenant shall have no further right to use the Allowance.

Section 17.05. Compliance with Law.

(a)                                 Existing Governmental Regulations. If any federal, state or local laws, ordinances, orders, rules, regulations or requirements (collectively, “Governmental Requirements”) in existence as of the Commencement Date require an alteration or modification of the Leased Premises (a “Code Modification”) and such Code Modification (i) is not made necessary as a result of the specific use being made by Tenant of the Leased Premises (as distinguished from an alteration or improvement which would be required to be made by the owner of any building comparable to the Building irrespective of the use thereof by any particular occupant), and (ii) is not made necessary as a result of any alteration of the Leased Premises by Tenant, such Code Modification shall be performed by Landlord, at Landlord’s sole cost and expense.

(b)                                 Governmental Regulations – Landlord Responsibility. If, as a result of one or more Governmental Requirements that are not in existence as of the date of this Lease, it is necessary from time to time during the Lease Term, to perform a Code Modification to the Building or the Common Areas that (i) is not made necessary as a result of the specific use being made by Tenant of Leased Premises (as distinguished from an alteration or improvement which would be required to be made by the owner of any building comparable to the Building irrespective of the use thereof by any particular occupant), and (ii) is not made necessary as a result of any alteration of the Leased Premises by Tenant, such Code Modification shall be performed by Landlord and the cost thereof shall be included in Operating Expenses without being subject to any applicable cap on expenses set forth herein.

(c)                                  Governmental Regulations – Tenant Responsibility. If, as a result of one or more Governmental Requirements, it is necessary from time to time during the Lease Term to perform a Code Modification to the Building or the Common Areas that is made necessary solely as a result of the specific use being made by Tenant of the Leased Premises or solely as a result of any alteration of the Leased Premises by Tenant, such Code Modification shall be the sole and exclusive responsibility of Tenant in all respects; provided, however, that Tenant shall have the right to retract its request to perform a proposed alteration in the event that the performance of such alteration would trigger the requirement for a Code Modification.

Section 17.06. Subordination of Landlord’s Lien. Landlord does hereby agree to subordinate any statutory lien on Tenant’s Property granted to Landlord to the lien of any lender providing financing to Tenant that is secured by Tenant’s trade fixtures, equipment, inventory or other personal property located at the Leased Premises, all pursuant to a landlord lien subordination agreement in form and substance reasonably satisfactory to Landlord.

Section 17.07. Contingency. Tenant acknowledges that as of the date of this Lease, Landlord is negotiating with two (2) other tenants for the lease of a total of approximately 65,545 rentable square feet within the Building (the “New Leases”). This Lease is expressly contingent upon Landlord entering into the New Leases in accordance with the terms of said leases. In the event that the New Leases are not fully executed on or before July 15, 2013 (the “Release Date”), either party may, at its option and as its sole remedy, terminate this Lease by giving written notice to the other party within fifteen (15) days following the Release Date (provided that the New Leases have not been fully executed prior to the other party’s receipt of said termination notice). Upon any such termination of this Lease, this Lease and the obligations of the parties hereunder shall terminate except for such obligations as are to survive any such termination by their express terms.

Section 17.08. Option to Terminate. In the event Landlord has not begun vertical construction on the Building on or before October 15, 2013 (as such date may be extended as a result of delays due to

Force Majeure), Tenant shall have the right to terminate this Lease upon thirty (30) days written notice to Landlord, so long as Tenant’s written notice is delivered to Landlord prior to Landlord’s commencement of construction on the Building. In the event that Tenant validly exercises such termination option, the Lease shall terminate effective as of the date that is at least thirty (30) days after the date Tenant’s notice is delivered to Landlord but not later than May 31, 2014 (as such date is set forth in Tenant’s notice of termination), and thereafter neither Landlord nor Tenant shall have any further obligations hereunder, except with respect to any obligations that expressly survive any such termination.

(SIGNATURES CONTAINED ON FOLLOWING PAGE)

IN WITNESS WHEREOF, the parties hereto have executed this Lease as of the day and year first above written.

LANDLORD:

DUKE REALTY LIMITED PARTNERSHIP, an Indiana limited partnership doing business in North Carolina as Duke Realty of Indiana Limited Partnership

		By:	Duke Realty Corporation, its General Partner

Date of Execution:	5-6-13		By:	/s/ Jeffrey B. Sheehan
Jeffrey B. Sheehan
Senior Vice President
Raleigh

TENANT:

MAXPOINT INTERACTIVE, INC., a Delaware
corporation

Date of Execution:	5-2-13		By:	/s/ Clifford Gordon
			Name:	Clifford Gordon
			Title:	CFO, VP Finance

EXHIBIT A

LEASE PREMISES

EXHIBIT A-1
REDUCED PREMISES

EXHIBIT B

TENANT IMPROVEMENTS

1.           Landlord’s Obligations. Tenant has personally inspected the Leased Premises and accepts the same “AS IS” without representation or warranty by Landlord of any kind and with the understanding that Landlord shall have no responsibility with respect thereto except to construct the Building and construct and install within the Leased Premises, in a good and workmanlike manner, the Tenant Improvements, in accordance with this Exhibit B.

2.            Construction Drawings. On or before the thirtieth (30th) day following the date hereof, Landlord shall prepare and submit to Tenant a set of construction drawings (the “CDs”) covering all work to be performed by Landlord in constructing and installing the Tenant Improvements, which shall be based on the scope of work attached as Exhibit B-1 hereto (the “Scope of Work”). Tenant shall have five (5) days after receipt of the CDs in which to review the CDs and to give to Landlord written notice of Tenant’s approval of the CDs or its requested changes to the CDs. Tenant shall have no right to request any changes to the CDs that would increase the scope of work or materially alter the exterior appearance or basic nature of the Building or the Building systems. If Tenant fails to approve or request changes to the CDs within five (5) days after its receipt thereof, Tenant shall be deemed to have approved the CDs and the same shall thereupon be final. If Tenant requests any changes to the CDs, Landlord shall make those changes which are reasonably requested by Tenant and shall within ten (10) days of its receipt of such request submit the revised portion of the CDs to Tenant. Tenant may not thereafter disapprove the revised portions of the CDs unless Landlord has unreasonably failed to incorporate reasonable comments of Tenant and, subject to the foregoing, the CDs, as modified by said revisions, shall be deemed to be final upon the submission of said revisions to Tenant. Tenant shall at all times in its review of the CDs, and of any revisions thereto, act reasonably and in good faith. Without limiting the foregoing, Tenant agrees to confirm Tenant’s consent to the CDs in writing within three (3) days following Landlord’s written request therefor.

3.            Schedule and Early Occupancy. Landlord shall provide Tenant with a proposed schedule for the construction and installation of the Tenant Improvements and shall notify Tenant of any material changes to said schedule. Tenant agrees to coordinate with Landlord regarding the installation of Tenant’s phone and data wiring and any other trade related fixtures that will need to be installed in the Leased Premises prior to Substantial Completion. In addition, if and to the extent permitted by applicable laws, rules and ordinances, Tenant shall have the right to enter the Leased Premises for fourteen (14) days prior to the scheduled date for Substantial Completion (as may be modified from time to time) in order to install fixtures and otherwise prepare the Leased Premises for occupancy, which right shall expressly exclude making any structural modifications. During any entry prior to the Commencement Date (a) Tenant shall comply with all terms and conditions of this Lease other than the obligation to pay rent, (b) Tenant shall not interfere with Landlord’s completion of the Tenant Improvements, (c) Tenant shall cause its personnel and contractors to comply with the terms and conditions of Landlord’s rules of conduct (which Landlord agrees to furnish to Tenant upon request), and (d) Tenant shall not begin operation of its business. Tenant acknowledges that Tenant shall be responsible for obtaining all applicable permits and inspections relating to any such entry by Tenant.

4.            Change Orders. Tenant shall have the right to request changes to the CDs at any time following the date hereof by way of written change order (each, a “Change Order”, and collectively, “Change Orders”). Provided such Change Order is reasonably acceptable to Landlord, Landlord shall prepare and submit promptly to Tenant a memorandum setting forth the impact on cost and schedule resulting from said Change Order (the “Change Order Memorandum of Agreement”). Tenant shall,

1

within three (3) days following Tenant’s receipt of the Change Order Memorandum of Agreement, either (a) execute and return the Change Order Memorandum of Agreement to Landlord, or (b) retract its request for the Change Order. At Landlord’s option, Tenant shall direct Landlord to apply the Allowance or pay to Landlord (or Landlord’s designee), within ten (10) days following Landlord’s invoice, any increase in the cost to construct the Tenant Improvements resulting from the Change Order, as set forth in the Change Order Memorandum of Agreement. Landlord shall not be obligated to commence any work set forth in a Change Order until such time as Tenant has delivered to Landlord the Change Order Memorandum of Agreement executed by Tenant and, if applicable, Tenant has paid Landlord in full for said Change Order.

5.            Tenant Delay. Notwithstanding anything to the contrary contained in the Lease, if Substantial Completion of the Tenant Improvements is delayed as a result of Tenant Delay (as hereinafter defined), then, for purposes of determining the Commencement Date, Substantial Completion of the Tenant Improvements shall be deemed to have occurred on the date that Substantial Completion of the Tenant Improvements would have occurred but for such Tenant Delay. Without limiting the foregoing, Landlord shall use commercially reasonable speed and diligence to Substantially Complete the Tenant Improvements on or before the Target Commencement Date.

6.            Letter of Understanding. Promptly following the Commencement Date, Tenant shall execute Landlord’s Letter of Understanding in substantially the form attached hereto as Exhibit C and made a part hereof, acknowledging (a) the Commencement Date of this Lease, and (b) except for any Punchlist items, that Tenant has accepted the Leased Premises. If Tenant takes possession of and occupies the Leased Premises, Tenant shall be deemed to have accepted the Leased Premises and that the condition of the Leased Premises and the Building was at the time satisfactory and in conformity with the provisions of this Lease in all respects, subject to any Punchlist items.

7.            Definitions. For purposes of this Lease (a) “Substantial Completion” (or any grammatical variation thereof) shall mean completion of construction of the Tenant Improvements, subject only to Punchlist items, as established by a temporary certificate of occupancy or a certificate of occupancy for the Leased Premises or other similar authorization issued by the appropriate governmental authority, if required, and (b) “Tenant Delay” shall mean any delay in the completion of the Tenant Improvements attributable to Tenant, including, without limitation (i) Tenant’s failure to meet any time deadlines specified herein, (ii) Change Orders, (iii) the performance of any other work in the Leased Premises by any person, firm or corporation employed by or on behalf of Tenant, or any failure to complete or delay in completion of such work, (iv) Landlord’s inability to obtain an occupancy permit for the Leased Premises because of the need for completion of all or a portion of improvements being installed in the Leased Premises directly by Tenant, and (v) any other act or omission of Tenant.

8.            Punchlist. Promptly following Substantial Completion of the Tenant Improvements, Landlord and Tenant shall prepare a punchlist of incomplete or defective work (the “Punchlist”). Landlord shall, within thirty (30) days after the Punchlist is prepared and agreed upon by Landlord and Tenant, complete such incomplete items and remedy such defective work as are set forth on the Punchlist; provided however, that to the extent that completion of any items on the Punchlist may be affected by weather or seasonal conditions, or require unusually long lead times, such 30-day period shall be extended as reasonably necessary. The Punchlist shall not be determinative of whether or not the Tenant Improvements are Substantially Complete.

9.            Warranty. Landlord hereby warrants to Tenant, which warranty shall survive for the one (1) year period following the date of Substantial Completion, that (a) the materials and equipment furnished by Landlord’s contractors in the completion of the Tenant Improvements will be of good quality

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and new, and (b) such materials and equipment and the work of such contractors shall be free from defects not inherent in the quality required or permitted hereunder. This warranty shall exclude damages or defects caused by Tenant, its agents, employees or contractors, improper or insufficient maintenance, improper operation or normal wear and tear under normal usage.

10.         Penalty. Provided that this Lease is fully executed by Tenant on or before 12:00 noon EDT, May 3, 2013, Landlord agrees that if Substantial Completion of the Tenant Improvements is delayed beyond August 16, 2014, as such date may be extended as a result of Tenant Delay or Force Majeure (such date, as may be so extended, being referred to herein as the “First Outside Date”), Tenant shall receive one (1) day of free Minimum Annual Rent and Annual Rental Adjustment for each day after the First Outside Date that the Tenant Improvements are not Substantially Complete. Without limiting the foregoing, and provided that this Lease is executed by Tenant on or before 12:00 noon EDT, May 3, 2013, as aforesaid, Landlord further agrees that if Substantial Completion of the Tenant Improvements is delayed beyond September 16, 2014, as such date may be extended as a result of Tenant Delay or Force Majeure (such date, as may be so extended, being referred to herein as the “Second Outside Date”), Tenant shall receive two (2) days of free Minimum Annual Rent and Annual Rental Adjustment for each day after the Second Outside Date that the Tenant Improvements are not Substantially Complete. Without limiting the foregoing, and provided that this Lease is executed by Tenant on or before 12:00 noon EDT, May 3, 2013, as aforesaid, if Substantial Completion of the Tenant Improvements is delayed beyond March 15, 2015, as such date may be extended as a result of Tenant Delay or Force Majeure (the “Final Outside Date”), Tenant may, at its option, terminate this Lease by written notice to Landlord given within ten (10) days following the Final Outside Date (provided that Substantial Completion has not occurred prior to Landlord’s receipt of said termination notice), and thereafter neither Landlord nor Tenant shall have any further obligations hereunder. Except as set forth in this Section 9, no liability whatsoever shall arise or accrue against Landlord by reason of its failure to Substantially Complete the Tenant Improvements on or before the Target Commencement Date.

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EXHIBIT B-1

SCOPE OF WORK

1

MAX POINT
PERIMETER TWO
SUITE 300

Duke REALTY

3RD FLOOR KEY PLAN
HATCHED AREAS NOT IN SCOPE

NORTH

ISSUED FOR PRICING

DRAWING INDEX

A101	COVER SHEET
A201	CONSTRUCTION / REFLECTED CEILING
A202	POWER/DATA PLAN
G001	FINISH PLAN

DESIGNER:

tbd Tina Barnard Designs, LLC
[illegible]
Raleigh, North Carolina [illegible]
Tel: [illegible]

Duke REALTY
[illegible]

tbd Tina Barnard Designs, LLC
[illegible]

MAX POINT
3RD FLOOR, PERIMETER TWO
MORRISVILLE, NORTH CAROLINA

COVER SHEET

ISSUANCES

#	Description	Date

DRAWING INFORMATION

Scale: NTS
Date: 04.10.13
Checked By: TB
Drawn By: [illegible]
Job #: 131300
A/E Job #

COVER SHEET

1 OF 4 SHEETS

SHEET NUMBER

A101

1 A201 CONSTRUCTION

SCALE 1/16" = 1'-0"

OPEN TO ABOVE
OPEN TO ABOVE
PROVIDE MIN OF 30 FOOTCANDLE LIGHTING LEVEL SUITABLE FOR OCCUPANTS USE OF COMPUTERS SUBMIT CUT SHEET OF PROPOSED FIXTURE WITH PRICING
CEILING OPEN TO DECK AND SPRAYED BLACK PROVIDE MIN OF 30 FOOTCANDLE LIGHTING LEVEL SUITABLE FOR OCCUPANTS USE OF COMPUTERS SUBMIT CUT SHEET OF PROPOSED FIXTURE WITH PRICING

2 A201 REFLECTED CEILING

SCALE 1/16" = 1'-0"

TYPE A
TYPE B
TYPE C
TYPE D

3 A201 DOOR TYPES

HARDWARE KEY

- ELECTRIC STRIKE FOR CARD READER BY TENANT CLOSER
- PRIVACY LOCK CLOSER
- PUSH/PULL PLATE CLOSER
- PASSAGE SET CLOSER

SYMBOLS LEGEND

- BUILDING CORE WALL
- NEW 2 5/8" MTL STUD WALL WITH 5/8" GWB EACH SIDE TO 9'-0" A.F.F.
- NEW 3 5/8" MTL STUD WALL WITH 5/8" GWB EACH SIDE TO DECK W/ SOUND BATT INSULATION U.N.O. (NON RATED)
- BUILDING COMMON DOOR W/ HM FRAME
- NEW 3'-0" X 8'-0" DOOR. DOORS OFF OF BUILDING COMMON CORRIDOR AND 01 SHOWER ROOMS TO HAVE H.M. PAINTED FRAMES. DOORS INSIDE TENANT SUITE TO HAVE CLEAR ANODIZED ALUMINUM FRAMES
- NEW 2X2 15/16" GRID AND ARMSTRONG DUNE TEGULAR ACOUSTICAL CEILING TILE AT 9'-0" AFF
- NEW GWB SOFFIT @ 8'-0" AFF
- NEW INDIRECT/DIRECT 2X4 FLUORESCENT LIGHT
- NEW RECESSED FLUORESCENT EYEBALL SPOT LIGHT
- NEW RECESSED FLUORESCENT DOWN LIGHT

GENERAL CONSTRUCTION NOTES

1. GC TO FIELD VERIFY ALL DIMENSIONS AND SITE CONDITIONS BEFORE STARTING WORK AND WILL IMMEDIATELY NOTIFY THE ARCHITECT OF ANY DISCREPANCIES FOUND
2. CONTRACTOR SHALL BE RESPONSIBLE FOR SECURING ALL APPLICABLE BUILDING PERMITS PRIOR TO COMMENCEMENT OF DEMOLITION OR CONSTRUCTION
3. CONTRACTOR SHALL BE RESPONSIBLE FOR SECURING OFF ACCESS TO WORK AREA DURING DEMOLITION AND CONSTRUCTION FOR PROTECTION OF THE GENERAL PUBLIC. COORDINATE WITH OWNER/TENANTS SCHEDULE AS REQUIRED FOR SECURING WORK AREA PRIOR TO COMMENCEMENT OF CONSTRUCTION
4. NEW OFFICE PARTITIONS TO BE 2 5/8" METAL STUD WALLS AND 5/8" GYP. BD. ON EACH SIDE TO UNDERSIDE OF CEILING GRID U.O.N.
5. NEW DOORS TO BE BUILDING STANDARD 3'-0" WITH PAINTED ALUMINUM FRAMES U.N.O. WITH BUILDING STANDARD ADA LEVER TYPE HARDWARE
6. PROVIDE NEW WALL BLOCKING AT EACH LOCATION OF NEW DOOR AND WALL MOUNTED CABINETS
7. KEYING REQUIREMENTS AND LOCATION TO BE VERIFIED BY TENANT
8. ALL APPLIANCES TO BE PROVIDED BY TENANT

KEY NOTES

1. NEW FOLDING PARTITION ROOM DIVIDER. PROVIDE STRUCTURAL SUPPORT ABOVE CEILING AS REQUIRED
2. PROVIDE AND INSTALL 4'X8' FIRE RATED PLYWOOD PHONE BOARD IN SERVER ROOM
3. NEW 2X2 ARMSTRONG HIGHWASH GEORGIAN GRID AND TILE OR EQUIVALENT IN SHOWER ROOM/CHANGING ROOM
4. NEW ONE PIECE ADA SHOWER
5. TOILET AND STALL ADDED TO BASE BUILDING BATHROOM
6. APPLIED VINYL PRIVACY FILM ON GLASS DOOR
7. INSTALL SOUND BOOTS AT RETURNS ABOVE LARGE CONFERENCE ROOMS

Duke REALTY

3005 Carrington Mill Boulevard Suite 100
Morrisville, NC 27560
919 461 6000 • 919 461 6060 (fx)

tbd

The Bernard Designs, LLC
7363-102 NC Hwy 42 W #214
Raleigh, North Carolina 27603
Tel (919) 803-2470

MAX POINT

3RD FLOOR, PERIMETER TWO
MORRISVILLE, NORTH CAROLINA

CONSTRUCTION / REFLECTED CEILING

ISSUANCES

#	Description	Date

DRAWING INFORMATION

Scale 1/16"=1'-0"
Date 04.10.13
Checked By TB
Drawn By AGP
Job # 131300
MR Job #

CONSTRUCTION / REFLECTED CEILING

2 OF 4 SHEETS

SHEET NUMBER

A201

NOTE: HATCHED AREA NOT IN SCOPE
GROUP 7
GROUP 10
1
A202
P
NORTH

SYMBOLS LEGEND

- NEW DUPLEX TO BE INSTALLED 18" AFF UNLESS OTHERWISE NOTED
- NEW QUAD TO BE INSTALLED 18" AFF UNLESS OTHERWISE NOTED
- NEW DUPLEX W/ GROUND FAULT INTERRUPTER TO BE INSTALLED 18" AFF UNLESS OTHERWISE NOTED
- NEW VOICE/DATA OUTLET TO BE INSTALLED 18" AFF UNLESS OTHERWISE NOTED

POWER & COMM. PLAN NOTES

1. ONE CIRCUIT SHALL BE PROVIDED FOR EVERY 4 CUBICLES. FURNITURE POWER SHALL BE FROM CEILING MOUNTED POWER POLES PROVIDED BY FURNITURE VENDOR.
2. VOICE/DATA OUTLETS SHALL BE GYP. BOARD OPENING W/ A METAL PLASTER RING AND PULL STRING.
3. ONE (1) SINGLE POLE TOGGLE SWITCH (BUILDING STANDARD) SHALL BE PROVIDED PER EACH ENCLOSED ROOM. ONE (1) FOR EVERY (30-35) LIGHT FIXTURES IN OPEN AREA.
4. THE TENANT'S REPRESENTATIVE IS RESPONSIBLE FOR VERIFYING LOCATIONS OF ALL ELECTRICAL DEVICES AND COORDINATING THEM WITH TENANT FURNITURE, APPLIANCES, ETC. IT IS THE RESPONSIBILITY OF THE ELECTRICAL CONTRACTOR TO CIRCUIT ALL DEVICES PER LOCAL CODE.
5. VISIBLY LABEL RECEPTACLE PLATES W/ CIRCUIT NUMBERS.
6. ALL ELECTRICAL WIRING AND DATA CABLING TO BE CONCEALED IN TRAYS IN AREAS WITH CEILINGS EXPOSED TO THE DECK.

Duke REALTY

tbd

MAX POINT

3RD FLOOR, PERIMETER TWO
MORRISVILLE, NORTH CAROLINA

POWER/ DATA PLAN

ISSUANCES

DRAWING INFORMATION
Scale 1/16"=1'-0"
Date 04.10.13
Checked By TB
Drawn By JAP
Job # 131300
MR Job #

POWER/ DATA PLAN

3 OF 4 SHEETS

SHEET NUMBER

A202

1 / I201 FINISH PLAN
SCALE 1/16" = 1'-0"

2A / I201 BREAK ROOM ELEVATION
SCALE 3/8" = 1'-0"

2B / I201 BAR ELEVATION
SCALE 3/8" = 1'-0"

3 / I201 BAR ELEVATION
SCALE 3/8" = 1'-0"

2C / I201 BREAK ROOM ELEVATION
SCALE 3/8" = 1'-0"

4 / I201 BAR SECTION
SCALE 1" = 1'-0"

5 / I201 MEETING ROOM W/ GLASS (TYPICAL)
SCALE 3/8" = 1'-0"

6 / I201 COFFEE BAR ELEVATION
SCALE 3/8" = 1'-0"

SYMBOLS LEGEND

- BUILDING CORE WALL
- NEW 2 5/8" MTL STUD WALL WITH 5/8" GWB EACH SIDE TO 9'-0" A.F.F.
- NEW 2 5/8" MTL STUD WALL WITH 5/8" GWB EACH SIDE TO DECK W/ SOUND BATT INSULATION U.N.O. (NON RATED)
- BUILDING COMMON DOOR W/ HM FRAME
- NEW 3'-0" X 8'-0" DOOR. DOORS OFF OF BUILDING COMMON CORRIDOR AND IN SHOWER ROOMS TO HAVE H.M. PAINTED FRAMES. DOORS INSIDE TENANT SUITE TO HAVE CLEAR ANODIZED ALUMINUM FRAMES.

FINISH NOTES

1. PROVIDE BUILDING COMMON AREA STANDARD CARPET, BASE AND WALL COVERING IN BUILDING COMMON CORRIDOR.
2. PAINT (1) COAT OF PRIMER AND (2) COATS PT-1 ON ALL NEW WALLS IN TENANT SUITE, UNLESS OTHERWISE NOTED.
3. PROVIDE RB-1 THROUGHOUT ENTIRE TENANT AREA SUITE.
4. CARPET INSTALLER TO PROVIDE SEAMING PLAN PRIOR TO INSTALLATION.
5. INSTALL VCT IN SERVER ROOM. VCT TO BE ARMSTRONG STANDARD EXCELON OR EQUAL.
6. INSTALL (1) WALL WITH IDEA PAINT PER CONFERENCE/MEETING ROOM AND AS NOTED ELSEWHERE ON FINISH PLAN.
7. INSTALL BUILDING STANDARD $14/SQ YD BROADLOOM CARPET THROUGHOUT SUITE, EXCEPT SERVER, AND CAFE/LOUNGE AND ALL HANDS ROOM. (2) PATTERNS OF CARPET TO BE SELECTED.
8. CAFE/LOUNGE, AND ALL HANDS ROOM TO HAVE STAINED, SEALED CONCRETE FLOOR.
9. CEILING IN OPEN AREAS TO BE PAINTED BLACK ALONG WITH DUCT WORK AND EQUIPMENT ABOVE.
10. FLOORING, TOILET PARTITIONS, DOORS, FRAMES, HARDWARE AND TOILET ACCESSORIES IN EXPANDED AREA OF BATHROOMS TO MATCH BASE BUILDING BATHROOM ACCESSORIES AND FINISHES.
11. ALL BASE AND OVERHEAD CABINETRY TO BE PLASTIC LAMINATE W/ MELAMINE INTERIORS AND ADJUSTABLE SHELVING U.O.N. ALL COUNTERTOPS TO BE PLASTIC LAMINATE (2'-1" D X 1 1/2" TH) W/ 4" BACKSPLASH AND RETURNS. PRICING SPECIFICATION TO BE NEVAMAR ARMORED PROTECTION.

Duke REALTY

3005 Carrington Mill Boulevard, Suite 100
Morrisville, NC 27560

tbd

Tina Burnett Designs, LLC
Raleigh, North Carolina

MAX POINT

3RD FLOOR, PERIMETER TWO
MORRISVILLE, NORTH CAROLINA

FINISHES/ ELEVATIONS & DETAILS

ISSUANCES

#	Description	Date

DRAWING INFORMATION

Scale: VARIES
Date: 04.04.13
Checked By: TB
Drawn By: JKP
Job #: 131300
A/E Job #:

FINISHES/ ELEVATIONS & DETAILS

4 OF 4 SHEETS

SHEET NUMBER

I201

EXHIBIT C

LETTER OF UNDERSTANDING

Duke Realty Limited Partnership

Attention:                                        , Property Manager

RE:                         Lease Agreement between Duke Realty Limited Partnership, an Indiana limited partnership doing business in North Carolina as Duke Realty of Indiana Limited Partnership (“Landlord”) and MaxPoint Interactive, Inc., a Delaware corporation (“Tenant”) for the Leased Premises located at 3020 Carrington Mill Boulevard, Suite 300, Morrisville, North Carolina 27560 (the “Leased Premises”), within Perimeter Park, dated                       (the “Lease”).

Dear                                          :

The undersigned, on behalf of Tenant, certifies to Landlord as follows:

1.                                    The Commencement Date under the Lease is                                  .

2.                                    The rent commencement date is                                  .

3.                                    The expiration date of the Lease is                                  .

4.                                    The Lease (including amendments or guaranty, if any) is the entire agreement between Landlord and Tenant as to the leasing of the Leased Premises and is in full force and effect.

5.                                    The Landlord has completed the improvements designated as Landlord’s obligation under the Lease (excluding Punchlist items as agreed upon by Landlord and Tenant), if any, and Tenant has accepted the Leased Premises as of the Commencement Date.

6.                                    To the undersigned’s actual knowledge, there are no uncured events of default by either Tenant or Landlord under the Lease.

IN WITNESS WHEREOF, the undersigned has caused this Letter of Understanding to be executed this          day of                          , 20     .

[Exhibit- Not to be executed]

MAXPOINT INTERACTIVE, INC., a Delaware corporation

By:
Printed Name:
Title:

1

EXHIBIT D

RULES AND REGULATIONS

1.                                  The sidewalks, entrances, passages, courts, elevators, vestibules, stairways, corridors or halls shall not be obstructed or used for any purpose other than ingress and egress. Landlord shall control the Common Areas.

2.                                   No awnings or other projections shall be attached to the outside walls of the Building. No curtains, blinds, shades or screens shall be attached to or hung in, or used in connection with, any window or door of the Leased Premises other than Landlord standard window coverings without Landlord’s prior written approval. All electric ceiling fixtures hung in offices or spaces along the perimeter of the Building must be fluorescent, of a quality, type, design and tube color approved by Landlord. Neither the interior nor the exterior of any windows shall be coated or otherwise sunscreened without written consent of Landlord.

3.                                   No sign, advertisement, notice or handbill shall be exhibited, distributed, painted or affixed by any tenant on, about or from any part of the Leased Premises, the Building or in the Common Areas including the parking area without the prior written consent of Landlord. In the event of the violation of the foregoing by any tenant, Landlord may remove or stop same without any liability, and may charge the expense incurred in such removal or stopping to tenant. The lobby directory will be provided exclusively for the display of the name and location of tenants only, and Landlord reserves the right to exclude any other names therefrom. Nothing may be placed on the exterior of corridor walls or corridor doors other than Landlord’s standard lettering.

4.                                    The sashes, sash doors, windows, and doors that reflect or admit light and air into halls, passageways or other public places in the Building shall not be covered or obstructed by tenant.

5.                                   The sinks and toilets and other plumbing fixtures shall not be used for any purpose other than those for which they were constructed, and no sweepings, rubbish, rags, or other substances shall be thrown therein. All damages resulting from any misuse of the fixtures shall be borne by the tenant who, or whose subtenants, assignees or any of their servants, employees, agents, visitors or licensees shall have caused the same.

6.                                   No tenant shall mark, paint, drill into, or in any way deface any part of the Leased Premises or the Building (except for nails for the display of artwork). No boring, cutting or stringing of wires or laying of any floor coverings shall be permitted, except with the prior written consent of the Landlord and as the Landlord may direct. Landlord shall direct electricians as to where and how telephone or data cabling are to be introduced. No boring or cutting for wires or stringing of wires will be allowed without written consent of Landlord. The location of telephones, call boxes and other office equipment affixed to the Leased Premises shall be subject to the approval of Landlord.

7.                                   No bicycles, vehicles, birds or animals of any kind (except seeing eye dogs) shall be brought into or kept in or about the Leased Premises, and no cooking shall be done or permitted by any tenant on the Leased Premises, except microwave cooking, and the preparation of coffee, tea, hot chocolate and similar items for tenants and their employees. No tenant shall cause or permit any unusual or objectionable odors to be produced in or permeate from the Leased Premises.

8.                                   The Leased Premises shall not be used for manufacturing or for the storage of merchandise except as such storage may be incidental to the permitted use of the Leased Premises. No tenant shall occupy or permit any portion of the Leased Premises to be occupied as an office for the manufacture or sale of liquor,

1

narcotics, or tobacco in any form, or as a medical office, or as a barber or manicure shop, or a dance, exercise or music studio, or any type of school or daycare or copy, photographic or print shop or an employment bureau without the express written consent of Landlord. The Leased Premises shall not be used for lodging or sleeping or for any immoral or illegal purpose.

9.                                   No tenant shall make, or permit to be made any unseemly, excessive or disturbing noises or disturb or interfere with occupants of this or neighboring buildings or premises or those having business with them, whether by the use of any musical instrument, radio, phonograph, unusual noise, or in any other way. No tenant shall throw anything out of doors, windows or down the passageways.

10.                           No tenant, subtenant or assignee nor any of its servants, employees, agents, visitors or licensees, shall at any time bring or keep upon the Leased Premises any flammable, combustible or explosive fluid, chemical or substance or firearm.

11.                           No additional locks or bolts of any kind shall be placed upon any of the doors or windows by any tenant, nor shall any changes be made to existing locks or the mechanism thereof. Each tenant must upon the termination of his tenancy, restore to the Landlord all keys of doors, offices, and toilet rooms, either furnished to, or otherwise procured by, such tenant and in the event of the loss of keys so furnished, such tenant shall pay to the Landlord the cost of replacing the same or of changing the lock or locks opened by such lost key if Landlord shall deem it necessary to make such changes.

12.                           No tenant shall overload the floors of the Leased Premises. All damage to the floor, structure or foundation of the Building due to improper positioning or storage items or materials shall be repaired by Landlord at the sole cost and expense of tenant, who shall reimburse Landlord immediately therefor upon demand. All removals or the carrying in or out of any safes, freight, furniture, or bulky matter of any description must take place during the hours that Landlord shall reasonably determine from time to time. The moving of safes or other fixtures or bulky matter of any kind must be done upon previous notice to Landlord and under Landlord’s supervision, and the persons employed by any tenant for such work must be acceptable to Landlord. Landlord reserves the right to inspect all safes, freight or other bulky articles to be brought into the Building and to exclude from the Building all safes, freight or other bulky articles which violate any of these Rules and Regulations or the Lease of which these Rules and Regulations are a part. The Landlord reserves the right to prescribe the weight and position of all safes, which must be placed upon supports approved by Landlord to distribute the weight.

13.                           Landlord shall have the right to prohibit any advertising by any tenant that, in Landlord’s opinion tends to impair the reputation of the Building or its desirability as an office location, and upon written notice from Landlord such tenant shall refrain from or discontinue such advertising.

14.                           The business hours for the Building shall be 8:00 a.m. to 6:00 p.m. Monday through Friday and 9:00 a.m. to 1:00 p.m. on Saturday (upon forty-eight (48) hours prior request from Tenant), excluding legal holidays. Landlord reserves the right to require all persons entering the Building between the hours of 6:00 p.m. and 8:00 a.m. and at all hours on Saturday, Sunday and legal holidays to register with Landlord’s security personnel. Each tenant shall be responsible for all persons entering the Building at tenant’s invitation, express or implied. Landlord shall in no case be liable for damages for any error with regard to the admission to or exclusion from the Building of any person. In case of an invasion, mob riot, public excitement or other circumstances rendering such action advisable in Landlord’s opinion, Landlord reserves the right without any abatement of rent to require all persons to vacate the Building and to prevent access to the Building during the continuance of the same for the safety of the tenants and the protection of the Building and the property in the Building.

2

15.                          No tenant shall purchase janitorial or maintenance or other like services, from any person or persons not approved by Landlord. Any persons employed by any tenant to do janitorial work or other work in the Leased Premises shall, while in the Building and outside of the Leased Premises, be subject to and under the control and direction of Landlord (but not as an agent or servant of Landlord), and tenant shall be responsible for all acts of such persons.

16.                          Canvassing, soliciting and peddling in the Building are prohibited, and each tenant shall report and otherwise cooperate to prevent the same.

17.                           All office equipment of any electrical or mechanical nature shall be placed by tenant in the Leased Premises in settings that will, to the maximum extent possible, absorb or prevent any vibration, noise and annoyance.

18.                          No air-conditioning unit or other similar apparatus shall be installed or used by any tenant without the written consent of Landlord.

19.                          There shall not be used in any space, or in the public halls of the Building, either by any tenant or others, any hand trucks except those equipped with rubber tires and rubber side guards.

20.                            The scheduling of tenant move-ins shall be before or after normal business hours and on weekends, subject to the reasonable discretion of Landlord.

21.                            The Building is a smoke-free Building. Smoking is strictly prohibited within the Building. Smoking shall only be allowed in areas designated as a smoking area by Landlord. Tenant and its employees, representatives, contractors or invitees shall not smoke within the Building or throw cigar or cigarette butts or other substances or litter of any kind in or about the Building, except in receptacles for that purpose. Landlord may, at its sole discretion, impose a charge against monthly rent of $50.00 per violation by tenant or any of its employees, representatives, contractors or invitees, of this smoking policy.

22.                            Tenants will insure that all doors are securely locked, and water faucets, electric lights and electric machinery are turned off before leaving the Building.

23.                            Parking spaces associated with the Building are intended for the exclusive use of passenger automobiles. Except for intermittent deliveries, no vehicles other than passenger automobiles may be parked in a parking space without the express written permission of Landlord. Tenant, its employees, customers, invitees and guests shall, when using the parking facilities in and around the Building, observe and obey all signs regarding fire lanes and no-parking and driving speed zones and designated handicapped and visitor spaces, and when parking always park between the designated lines. Landlord reserves the right to tow away, at the expense of the owner, any vehicle which is improperly parked or parked in a no-parking zone or in a designated handicapped area, and any vehicle which is left in any parking lot in violation of the foregoing regulation. All vehicles shall be parked at the sole risk of the owner, and Landlord assumes no responsibility for any damage to or loss of vehicles except to the extent arising out of the negligence or willful misconduct of Landlord, the managing agent or any of their respective partners, directors, officers, agents or employees.

24.                            Tenant shall be responsible for and cause the proper disposal of medical waste, including hypodermic needles, created by its employees.

It is Landlord’s desire to maintain in the Building and Common Areas the highest standard of dignity and good taste consistent with comfort and convenience for tenants. Any action or condition not meeting this high standard should be reported directly to Landlord. The Landlord reserves the right to make such other and

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further rules and regulations as in its judgment may from time to time be necessary for the safety, care and cleanliness of the Building and Common Areas, and for the preservation of good order therein.

END OF EXHIBIT D

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EXHIBIT E - PARKING AREA

PARKING AREA
TOWN PROJECT NUMBER: 08-80000016
PROPOSED CARRINGTON MILL BLVD
CONSTRUCTION DRAWING 08-8000017
WEST ENTRY SIGHT DISTANCE
GRAPHIC SCALE
SITE PLAN
PAVEMENT DESIGN
DRAWINGS ISSUED FOR:
PRELIMINARY
MUNICIPAL REVIEW
BID SET
STRUCTURE FABRICATION
CONSTRUCTION DOCUMENTS
PERIMETER PARK LOT 5 - 3020 CARRINGTON MILL BLVD
MORRISVILLE, NORTH CAROLINA
SITE PLAN
C4
PPR-000-01
07-0828-04NC
ADVANCED
Duke

EXHIBIT F

FORM OF IRREVOCABLE LETTER OF CREDIT

Duke Realty Limited Partnership

c/o Duke Realty Corporation

3715 Davinci Court, Suite 300

Peachtree Corners, Georgia 30092

Attention: Raleigh Market Attorney

Duke Realty Limited Partnership

600 East 96th Street, Suite 100

Indianapolis, Indiana 46240

Attention: General Counsel

Ladies and Gentlemen:

At the request and on the instructions of our customer, MaxPoint Interactive, Inc. (the “Applicant”), we hereby establish this Irrevocable Letter of Credit No.              (the “Letter of Credit”) in the amount of $149,502.50 in your favor. This Letter of Credit is effective immediately and expires on                          . This Letter of Credit will be automatically renewed (without amendment) for additional one (1) year periods unless we provide at least forty-five (45) days’ notice to you (at both addresses set forth above) by certified mail or national courier service that we elect not to renew this Letter of Credit for such additional period. No extension will be granted, however, which extends the maturity date of this Letter of Credit beyond 60 days after the end of the lease term.

Funds under this Letter of Credit will be made available to you against receipt by us of (1) a sight draft in the form of Annex A attached hereto and (2) your drawing certificate in the form of Annex B attached hereto, in each case appropriately completed and purportedly signed by one of your authorized officers.

Presentation of any such sight draft and drawing certificate shall be made at our office located at [PRESENTATION OFFICE ADDRESS], Attention:             , telecopy number (    )                  , during our banking hours of             a.m., Eastern Time to                 p.m., Eastern Time. Presentation hereunder may also be made in the form of facsimile transmission of the appropriate sight draft and drawing certificate to the preceding address and telecopy number.

If a sight draft and drawing certificate are presented hereunder by sight or by facsimile transmission as permitted hereunder, by 11:00 a.m., Eastern Time, and provided that such sight draft and drawing certificate conform to the terms and conditions of this Letter of Credit, payment shall be made to you, or to your designee, of the amount specified, in immediately available funds, not later than 2:00 p.m., Eastern Time, on the same day. If a sight draft and a drawing certificate are presented by you hereunder after the time specified above, and provided that such sight draft and drawing certificate conform to the terms and conditions of this Letter of Credit, payment shall be made to you, or to your designee, of the amount specified, in immediately available funds, not later than 2:00 p.m., Eastern Time, on the next business day. If a demand for payment made by you hereunder does not, in any instance, conform to the terms and conditions of this Letter of Credit, we shall give you notice within one (1)

1

business day that the demand for payment was not effected in accordance with the terms and conditions of this Letter of Credit, stating the reasons therefor and that we will upon your instructions hold any documents at your disposal or return the same to you. Upon being notified that the demand for payment was not effected in conformity with this Letter of Credit, you may attempt to correct any such non-conforming demand for payment to the extent that you are entitled to do so and within the validity of this Letter of Credit.

Partial drawings are allowed under this Letter of Credit. Any drawing under this Letter of Credit will be paid from our general funds and not directly or indirectly from funds or collateral deposited with or for our account by the Applicant, or pledged with or for our account by the Applicant.

This Letter of Credit is transferable and notwithstanding Article 48 of the Uniform Customs (as defined below), this Letter of Credit may be successively transferred. Transfer of this Letter of Credit to a transferee shall be effected only upon the presentation to us of the original of this Letter of Credit accompanied by a certificate in the form of Annex C. Upon such presentation we shall transfer the same to your transferee or, if so requested by your transferee, issue a letter of credit to your transferee with provisions consistent with, and substantially the same as, this Letter of Credit. Such transfer of this Letter of Credit shall be at no cost to you.

This Letter of Credit shall be subject to the Uniform Customs and Practice for Documentary Credits (2007 Revision), International Chamber of Commerce Publication No. 600 (the “Uniform Customs”), which is incorporated into the text of this Letter of Credit by this reference. This Letter of Credit shall be deemed to be issued under the laws of the State of North Carolina and shall be governed by and construed in accordance with the law of the State of North Carolina with respect to matters not governed by the Uniform Customs and matters on which the Uniform Customs and the laws of the State of North Carolina are inconsistent.

Very truly yours,

[ISSUING BANK]

By:
Name:
Title:

2

ANNEX A

SIGHT DRAFT

[Date]

At Sight

Pay to the order of Duke Realty Limited Partnership the sum of                                          and               / 100 Dollars ($                    ) drawn on [ISSUING BANK], as issuer of its Irrevocable Letter of Credit No.                   dated                 , 20      .

DUKE REALTY LIMITED PARTNERSHIP, an Indiana limited partnership

By: Duke Realty Corporation, its General Partner

By:
Name:
Title:

3

ANNEX B

DRAWING CERTIFICATE

[Date]

[ISSUING BANK]

[ADDRESS]

Attention:

Re:                           Irrevocable Letter of Credit No. (the “Letter of Credit”) For the Account of                        (the “Applicant”)

Ladies and Gentlemen:

The undersigned, Duke Realty Limited Partnership (the “Beneficiary”) hereby certifies that:

1)                                 The Beneficiary is the lessor under that certain                  Lease dated                    , 20        , as amended, between the Beneficiary, as lessor, and the Applicant, as lessee (the “Lease”).

2)                                  The Beneficiary is entitled to payment under the Letter of Credit in the amount of $                     by reason of the following condition (mark only one):

☐                                 The Applicant has defaulted under the Lease.

☐                                 The expiration date of the Letter of Credit is less than 45 days from the date of this Certificate.

3)                                  Please direct payment under the Letter of Credit by wire transfer to:

[Depository Bank]

[Depository Bank Address]

ABA No.

Acct. No.

IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate.

DUKE REALTY LIMITED PARTNERSHIP, an Indiana limited partnership

By:	Duke Realty Corporation, its General Partner

By:
Name:
Title:

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ANNEX C

NOTICE OF TRANSFER

[Date]

[ISSUING BANK]

[ADDRESS]

Attention:

Re:                          Irrevocable Letter of Credit No.                                (the “Letter of Credit”) For the Account of

Ladies and Gentlemen:

You are hereby directed to transfer and endorse the Letter of Credit to                                 (the Transferee) or to issue in accordance with the terms of the Letter of Credit, a new letter of credit to the Transferee having the same terms as the Letter of Credit.

We submit herewith for endorsement or cancellation the original of the Letter of Credit.

Very truly yours,

DUKE REALTY LIMITED PARTNERSHIP, an Indiana limited partnership

By:	Duke Realty Corporation, its General Partner

By:
Name:
Title:

5

FIRST AMENDMENT TO OFFICE LEASE

THIS FIRST AMENDMENT TO OFFICE LEASE (this “Amendment”) is made as of the                 day of 7th January, 2014 by and between DUKE REALTY LIMITED PARTNERSHIP, an Indiana limited partnership doing business in North Carolina as Duke Realty of Indiana Limited Partnership (“Landlord”), and MAXPOINT INTERACTIVE, INC., a Delaware corporation (“Tenant”).

W I T N E S S E T H:

WHEREAS, Landlord and Tenant heretofore entered into that certain Office Lease dated May 6, 2013 (the “Lease”) for the lease of approximately 42,715 rentable square feet of space, located at 3020 Carrington Mill Boulevard, Suite 300, Morrisville, North Carolina 27560, within Perimeter Park, said space being more particularly described therein (the “Leased Premises”): and

WHEREAS, Landlord and Tenant desire to amend the Lease on the terms and conditions hereinafter set forth.

NOW, THEREFORE, for and in consideration of Ten  and No/100 Dollars ($10.00) and other good and valuable consideration in hand paid by each party hereto to the other, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

1.          Incorporation of Recitals and Definitions. The above recitals are hereby incorporated into this Amendment as if fully set forth herein.  All capitalized terms used herein but undefined shall have the meaning as defined in the Lease.

2.           Parking. The Lease is hereby amended by substituting Exhibit E attached hereto, on which the modified design of the designated parking for the Building is depicted, in lieu of Exhibit E attached to the Lease.

3.           Tenant’s Representations and warranties.  The undersigned represents and warrants to Landlord that (a) Tenant is duly organized, validly existing and in good standing in accordance with the laws of the state under which it was organized and if such state is not the state in which the Leased Premises is located, that it is authorized to do business in such state; (b) all action necessary to authorize the execution of this Amendment has been taken by Tenant: and (c) the individual executing and delivering this Amendment on behalf of Tenant has been authorized to do so, and such execution and delivery shall bind Tenant.  Tenant, at Landlord’s request, shall provide Landlord with evidence of such authority.

4.           Examination of Amendment.  Submission of this instrument for examination or signature to Tenant does not constitute a reservation or option, and it is not effective until execution by and delivery to both Landlord and Tenant.

5.            Incorporation.  This Amendment shall be incorporated into and made a part of the Lease. and all provisions of the Lease not expressly modified or amended hereby shall remain in full force and effect.  As amended hereby. the Lease is hereby ratified and confirmed by Landlord and Tenant.  To the extent the terms hereof are inconsistent with the terms of the Lease, the terms hereof shall control.

[Signatures contained on following page]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first set forth above.

LANDLORD:

DUKE REALTY LIMITED PARTNERSHIP, an Indiana limited partnership doing business in North Carolina as Duke Realty of Indiana Limited Partnership

Dated:	17 January 2014	By:	Duke Realty Corporation. its General Partner

			By:	/s/ Jeffrey B. Sheehan
Jeffrey B. Sheehan
Senior Vice President Raleigh

TENANT:

MAXPOINT INTERACTIVE, INC., a Delaware corporation

			By:	/s/ Joseph W. Epperson
			Name:	Joseph W. Epperson
Dated:	16 January 2014		Title:	CEO

Attest:
Name:
Title:

2

EXHIBIT E

PARKING AREA

TOWN PROJECT NUMBER: 08-8000016
GRAPHIC SCALE
TYPICAL HANDICAP SIGN DETAIL
LOT 3
LOT 4
LEGEND
PAVEMENT DESIGN

PERIMETER PARK LOT 5 — 3020 CARRINGTON MILL BLVD	C4	ADVANCED
MORRISVILLE, NORTH CAROLINA		Duke
SITE PLAN & TRAFFIC PLAN

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SECOND AMENDMENT TO OFFICE LEASE

THIS SECOND AMENDMENT TO OFFICE LEASE (this “Amendment”) is made as of the 23 day of January, 2015 by and between DUKE REALTY LIMITED PARTNERSHIP, an Indiana limited partnership doing business in North Carolina as Duke Realty of Indiana Limited Partnership (“Landlord”), and MAXPOINT INTERACTIVE, INC., a Delaware corporation (“Tenant”).

W I T N E S S E T H:

WHEREAS, Landlord and Tenant heretofore entered into that certain Office Lease dated May 6, 2013, as amended by that certain First Amendment to Office Lease dated January 17, 2014 (as so amended, the “Lease”) for the lease of approximately 42,715 rentable square feet of space, located at 3020 Carrington Mill Boulevard, Suite 300, Morrisville, North Carolina 27560, within Perimeter Park, said space being more particularly described therein (the “Original Premises”); and

WHEREAS, Landlord and Tenant desire to amend the Lease to, among other things, expand the Original Premises to include that certain additional 5,933 rentable square feet of space commonly known as Suite 450 and shown on Exhibit A attached hereto and made a part hereof (the “Expansion Space”; the Original Premises and the Expansion Space being hereinafter referred to, collectively, as the “Leased Premises”).

NOW, THEREFORE, for and in consideration of Ten and No/100 Dollars ($10.00) and other good and valuable consideration in hand paid by each party hereto to the other, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

1.                                      Incorporation of Recitals and Definitions. The above recitals are hereby incorporated into this Amendment as if fully set forth herein. All capitalized terms used herein but undefined shall have the meaning as defined in the Lease.

2.                                      Expansion of Leased Premises. Commencing as of the date (the “Expansion Date”) that is the earlier to occur of (a) June 15, 2015, or (b) the date that Tenant elects to and occupies the Expansion Space for the purposes of conducting business, the Original Premises shall be expanded to also include the Expansion Space. Commencing as of the Expansion Date, the Leased Premises shall be defined as the Original Premises and the Expansion Space, collectively, for all purposes under the Lease and shall consist of approximately 48,648 rentable square feet of space.

3.                                      Tenant’s Proportionate Share. Commencing as of the Expansion Date, Tenant’s Proportionate Share, as set forth in Section 1.01(c) of the Lease, shall be increased to 23.57%.

4.                                      Minimum Annual Rent.  Section 1.01(d) of the Lease is hereby modified to reflect that commencing as of the Expansion Date, additional Minimum Annual Rent for the Expansion Space shall be as follows:

Expansion Date – 06/14/2016	$130,526.04
06/15/2016 – 06/14/2017	$133,789.20
06/15/2017 – 06/14/2018	$137,133.84
06/15/2018 – 06/14/2019	$140,562.24

The foregoing shall be in addition to, and not in derogation of, the Minimum Annual Rent for the Original Premises set forth in the Lease.

5.                                      Monthly Rental Installments. Section 1.01(e) of the Lease is hereby modified to reflect that commencing as of the Expansion Date, additional Monthly Rental Installments with respect to the Expansion Space shall be as follows:

Expansion Date – 06/14/2016	$10,877.17
06/15/2016 – 06/14/2017	$11,149.10
06/15/2017 – 06/14/2018	$11,427.82
06/15/2018 – 06/14/2019	$11,713.52

The foregoing shall be in addition to, and not in derogation of, the Monthly Rental Installments for the Original Premises set forth in the Lease.

6.                                      Base Year. Commencing as of the Expansion Date, Section 1.01(f) of the Lease is hereby modified to reflect that the Base Year with respect to the Expansion Space shall be deemed to be 2015.

7.                                      Construction of Expansion Improvements.

(a)                                 Expansion Allowance. Tenant acknowledges and agrees that Tenant may make leasehold improvements to the Expansion Space only in accordance with the provisions of Section 7.03 of this Lease (the “Expansion Improvements”).  Landlord shall reimburse Tenant for all expenses incurred in connection with such Expansion Improvements up to the amount of One Hundred Eighty-Nine Thousand Eight Hundred Fifty-Six and No/100 Dollars ($189,856.00) (the “Expansion Allowance”). The Expansion Allowance shall be paid by Landlord to Tenant within thirty (30) days following Tenant’s written request therefor (which request shall be accompanied by reasonable evidence of such expenses), provided that (i) Tenant requests all such reimbursements on or before December 31, 2015, and (ii) Landlord shall be entitled to a construction oversight fee equal to two and one-half percent (2.5%) of the total hard and soft costs of the Expansion Improvements requested to be reimbursed, which construction oversight fee shall be deducted from the Expansion Allowance and paid to Landlord at the time such reimbursement is made. If Tenant fails to exercise such right as aforesaid, Tenant shall be deemed to have waived its rights pursuant to this Section 6.

(b)                                 Excess Allowance. Notwithstanding anything herein to the contrary, if the total amount of Expansion Allowance exceeds the total cost of the Expansion Improvements (such excess amount being herein referred to as the “Excess Allowance”), then Landlord agrees that, upon Tenant’s written request, Tenant shall have the right to have up to (but not to exceed) Twenty-Nine Thousand Six Hundred Sixty-Five and No/100 Dollars ($29,665.00) of any such Excess Allowance: (i) disbursed to Tenant as a reimbursement of the out-of-pocket expenses paid by Tenant to third parties in connection with Tenant’s locating to the Expansion Space, furniture, fixtures, equipment, telephone system cabling and computer set-up, and/or (ii) credited towards the next Monthly Rental lnstallment(s) due under the Lease until such Excess Allowance available for such credit is exhausted.

(c)                                  Early Access. Upon the full execution of this Amendment by Landlord and Tenant, Tenant shall have the right to enter the Expansion Space to install and perform the Expansion Improvements and otherwise prepare the Expansion Space for occupancy, which right shall expressly exclude making any structural modifications to the base Building. During any entry prior to the Expansion Date (i) Tenant shall comply with all terms and conditions of the Lease other than the obligation to pay rent with respect to the Expansion Space, (ii) Tenant shall cause its personnel and contractors to comply with the terms and conditions of Landlord’s rules of conduct (which Landlord agrees to furnish to Tenant upon request), and (iii) Tenant shall not begin operation of its business within

2

the Expansion Space. Tenant acknowledges that Tenant shall be responsible for obtaining all applicable permits and inspections relating to any such entry by Tenant.

(d)                                 Letter of Understanding. Promptly following the Expansion Date, Tenant shall execute Landlord’s Letter of Understanding in substantially the form attached hereto as Exhibit B and made a part hereof, acknowledging, among other things, the Expansion Date.

8.                                      Signage. Landlord, at its cost and expense, shall (a) provide Tenant with Building standard signage at the entrance to the Expansion Space, and (b) modify the Building directory as necessary.

9.                                      Brokers. Except for Avison Young — North Carolina, LLC representing Tenant and Duke Realty Services of Indiana, LLC representing Landlord, whose commissions shall be paid by Landlord, Landlord and Tenant each represents and warrants to the other that neither party has engaged or had any conversations or negotiations with any broker, finder or other third party concerning the matters set forth in this Amendment who would be entitled to any commission or fee based on the execution of this Amendment. Landlord and Tenant each hereby indemnifies the other against and from any claims for any brokerage commissions and all costs, expenses and liabilities in connection therewith, including, without limitation, reasonable attorneys’ fees and expenses, for any breach of the foregoing. The foregoing indemnification shall survive the termination of the Lease for any reason.

10.                               Tenant’s Representations and Warranties. The undersigned represents and warrants to Landlord that (a) Tenant is duly organized, validly existing and in good standing in accordance with the laws of the state under which it was organized and if such state is not the state in which the Leased Premises is located, that it is authorized to do business in such state; (b) all action necessary to authorize the execution of this Amendment has been taken by Tenant; and (c) the individual executing and delivering this Amendment on behalf of Tenant has been authorized to do so, and such execution and delivery shall bind Tenant.  Tenant, at Landlord’s request, shall provide Landlord with evidence of such authority.

11.                               Examination of Amendment. Submission of this instrument for examination or signature to Tenant does not constitute a reservation or option, and it is not effective until execution by and delivery to both Landlord and Tenant.

12.                               Incorporation. This Amendment shall be incorporated into and made a part of the Lease, and all provisions of the Lease not expressly modified or amended hereby shall remain in full force and effect.  As amended hereby, the Lease is hereby ratified and confirmed by Landlord and Tenant. To the extent the terms hereof are inconsistent with the terms of the Lease, the terms hereof shall control.

[Signatures contained on the following page]

3

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first set forth above.

LANDLORD:

DUKE REALTY LIMITED PARTNERSHIP, an Indiana limited partnership doing business in North Carolina as Duke Realty of Indiana Limited Partnership

Dated:	1/23/15	By:	Duke Realty Corporation,
its General Partner

			By	/s/ Jeffrey B. Sheehan
Jeffrey B. Sheehan
Senior Vice President

TENANT:

MAXPOINT INTERACTIVE, INC., a Delaware corporation

Dated:	1/22/15		By:	/s/ Brad Schomber
			Name:	Brad Schomber
			Title:	CFO

Attest:
Name:
Title:

4

EXHIBIT A

EXPANSION SPACE

EXHIBIT B

FORM OF LETTER OF UNDERSTANDING

Duke Realty Limited Partnership
Attention: [Property Manager]
[Address]
[City, State Zip]

RE:                           Second Amendment to Office Lease between Duke Realty Limited Partnership, an Indiana limited partnership doing business in North Carolina as Duke Realty of Indiana Limited Partnership (“Landlord”), and Maxpoint Interactive, Inc., a Delaware corporation (‘‘Tenant”) for the premises located at 3020 Carrington Mill Boulevard, Suite 300 and 450, Morrisville, North Carolina 27560, within Perimeter Park (the “Premises”), dated                   , 2014 (the “Amendment”).

Dear                                 :

The undersigned, on behalf of the Tenant, certifies to the Landlord as follows:

1.                                      The Expansion Date under the Amendment is                            .

2.                                      The Lease (including amendments or guaranty, if any) is the entire agreement between Landlord and Tenant as to the leasing of the Leased Premises and is in full force and effect.

3.                                      To the undersigned’s actual knowledge, there are no uncured events of default by either Tenant or Landlord under the Lease.

IN WITNESS WHEREOF, the undersigned has caused this Letter of Understanding to be executed this         day of                                        , 20    .

[Exhibit - Not to be executed]

MAXPOINT INTERACTIVE, INC., a Delaware corporation

By:
Name:
Title: